Exhibit 99.1



Mortgage Guaranty Insurance Corporation


Dan D. Stilwell
Vice President - Assistant General Counsel and Assistant Secretary



                                 May 31, 2001



Washington Mutual Mortgage Securities Corp.                             DLJ Mortgage Capital, Inc.
75 North Fairway Drive                                                  Eleven Madison Avenue
Vernon Hills, IL 60061                                                  New York, NY 10010

Chase Manhattan Mortgage Corporation                                    Bank One, National Association
343 Thornall Street                                                     1 Bank One Plaza, Suite IL 1-0126
Edison, NJ 08837                                                        Chicago, IL 60670-0126

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, NY 10010-3629

     Re: Mortgage Guaranty Insurance Corporation

Ladies and Gentlemen:

     I am Vice President - Assistant General Counsel of Mortgage Guaranty Insurance Corporation, a Wisconsin stock insurance corporation ("MGIC"). This opinion is being provided in connection with MGIC's issuance of Mortgage Guaranty Master Policy Number 12-136-4-1749 and related Endorsements thereto (collectively, the "Master Policy") to Bank One, National Association as Trustee for CSFB Mortgage-Backed Pass-Through Certificates, Series 2001-11 (the "Insured"), and in connection with MGIC's execution and delivery of an agreement between MGIC, the Insured and Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor"), in the form of a letter, dated May 29, 2001, from Bernhard W. Verhoeven to Sandra Whalen at the Insured and Bruce Good at the Depositor (the "First Letter Agreement"), and in connection with MGIC's execution and delivery of an agreement between MGIC, the Insured and the Depositor, in the form of a letter, dated May 29, 2001, from Bernhard W. Verhoeven to Sandra Whalen at the Insured and Mimi Grotto at the Depositor (the "Second Letter Agreement"). Copies of the Master Policy, the First Letter Agreement, and the Second Letter Agreement are attached hereto as Exhibits A, B, and C, respectively.

     In rendering the opinion set forth herein, I have reviewed the Master Policy, the First Letter Agreement, the Second Letter Agreement and such other documents and matters as I deemed necessary in rendering this opinion.

Washington Mutual Mortgage Securities Corp.
DLJ Mortgage Capital, Inc.
Chase Manhattan Mortgage Corporation
Bank One, National Association
Credit Suisse First Boston Mortgage Securities Corp.
May 31, 2001
Page 2


     In rendering this opinion I have assumed, without any independent investigation, verification or inquiry:

     1. The genuineness of the signatures of persons (other than those made on behalf of MGIC) signing (a) the mortgage insurance application for coverage under the Master Policy and all documents and instruments in connection therewith (collectively, the "Application Materials"), (b) the First Letter Agreement, and (c) the Second Letter Agreement;

     2. The authenticity, accuracy and completeness of all Application
Materials;

     3. The conformity to authentic original documents of the First Letter Agreement, the Second Letter Agreement and all Application Materials submitted to MGIC electronically or as certified, conformed or photostatic copies;

     4. The authority of persons signing the First Letter Agreement, the Second Letter Agreement and any Application Materials on behalf of persons other than MGIC;

     5. The due authorization, execution and delivery of the First Letter Agreement, the Second Letter Agreement, and all other documents by the parties thereto other than MGIC;

     6. That the Insured is a national banking association or other entity validly existing under the laws of its jurisdiction of incorporation or organization;

     7. That Washington Mutual Mortgage Securities Corp. (the
"Seller/Servicer") is a corporation validly existing under the laws of its jurisdiction of incorporation or organization;

     8. That DLJ Mortgage Capital, Inc. (the "Seller") is a national banking association or other entity validly existing under the laws of its jurisdiction of incorporation or organization;

     9. That Chase Manhattan Mortgage Corporation (the "Servicer") is a corporation validly existing under the laws of its jurisdiction of incorporation or organization;

     10. That the Depositor is a corporation validly existing under the laws of its jurisdiction of incorporation or organization;

     11. There is no oral or written agreement, understanding, course of dealing or usage of trade that affects the rights and obligations of the parties set forth in the First Letter Agreement, the Second Letter Agreement, or the Master Policy, or that would have an affect on the opinions expressed herein;

     12. All material terms and conditions of the relevant transactions between MGIC and one or more of the Insured and/or the Depositor are correctly and completely reflected in the

Washington Mutual Mortgage Securities Corp.
DLJ Mortgage Capital, Inc.
Chase Manhattan Mortgage Corporation
Bank One, National Association
Credit Suisse First Boston Mortgage Securities Corp.
May 31, 2001
Page 3


First Letter Agreement, the Second Letter Agreement, and the Master Policy; and there has been no waiver of any of the provisions of the First Letter Agreement, the Second Letter Agreement, or the Master Policy by conduct of the parties or otherwise;

     13. That the facsimile signatures of Mary R. Fonti (signing on behalf of the Insured) and of Bruce Good (signing on behalf of the Depositor) on the First Letter Agreement, and the facsimile signatures of Mary R. Fonti (signing on behalf of the Insured) and of Bruce Good (signing on behalf of the Depositor) on the Second Letter Agreement, are of the same force and effect as, and as binding as, their original ink signatures;

     14. That the First Letter Agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one agreement, and will become effective when each party thereto has executed one or more counterparts and delivered same to MGIC; and

     15. That the Second Letter Agreement may be executed in separate counterparts, each of which shall be deemed an original but all of which together shall constitute but one agreement, and will become effective when each party thereto has executed one or more counterparts and delivered same to MGIC.

     On the basis of the foregoing, and in reliance thereon, and subject to
(i) the payment by the Insured to MGIC within the required time frames set forth in the Master Policy of all insurance premiums required under the Master Policy for coverage of all of the mortgage loans referenced in the Commitment/Certificate to be issued to the Insured under the Master Policy by MGIC, (ii) the execution by the Insured of such Commitment/Certificate and the return of same to MGIC, and (iii) the assumptions, limitations, qualifications and exceptions set forth herein, I am of the opinion that, as of the date hereof:

     a. MGIC is a stock insurance company duly organized, validly existing and authorized to transact private mortgage guaranty insurance business under the laws of the State of Wisconsin.

     b. The Master Policy has been duly authorized, executed and delivered by MGIC.

     c. The Master Policy constitutes the valid and binding obligation of MGIC, enforceable against MGIC in accordance with its terms, except as such enforcement may be affected by (i) applicable bankruptcy, insolvency, reorganization, rehabilitation, liquidation, receivership, moratorium, fraudulent conveyance or transfer, and other similar laws and judicially developed doctrines relating to or affecting creditors' rights and remedies generally; (ii) the application of general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;
(iii) the availability of specific performance,

Washington Mutual Mortgage Securities Corp.
DLJ Mortgage Capital, Inc.
Chase Manhattan Mortgage Corporation
Bank One, National Association
Credit Suisse First Boston Mortgage Securities Corp.
May 31, 2001
Page 4


injunctive relief and other equitable remedies; (iv) the possibility that certain rights, remedies, waivers and other provisions of the Master Policy may not be enforceable, provided that such unenforceability will not render the Master Policy invalid as a whole or preclude the realization by the Insured of the principal benefits afforded by it; and (v) the requirement that the Insured or other enforcing party act in a commercially reasonable manner and in good faith in exercising its rights under the Master Policy.

     d. The Master Policy is exempt from registration under the Securities Act of 1933, as amended (the "Act").

     e. Neither the execution or delivery by MGIC of the First Letter Agreement, the Second Letter Agreement, or the Master Policy, nor the performance by MGIC of its obligations thereunder, will conflict with any provision of the articles of incorporation or the by-laws of MGIC or, to the best of my knowledge, result in a breach of, or constitute a default under, any agreement or other instrument to which MGIC is a party or by which it or any of its property is bound or, to the best of my knowledge, violate any judgment, order or decree applicable to MGIC of any governmental or regulatory body, administrative agency, court or arbitrator having jurisdiction over MGIC.

     The opinions expressed herein are limited to the laws of the United States and the laws of the State of Wisconsin in effect on the date hereof as they presently apply. These opinions are given as of the date hereof, they are intended to apply only to those facts and circumstances that exist as of the date hereof, and I assume no obligation or responsibility to update or supplement these opinions to reflect any facts or circumstances that may hereafter come to my attention or any changes in laws that may hereafter occur, or to inform the addressees of any change in circumstances occurring after the date hereof that would alter the opinions rendered herein.

     The opinions expressed herein are limited to the matters set forth herein, and no opinion may be inferred or implied beyond the matters expressly contained herein. Except as expressly set forth herein, these opinions are being rendered solely for the addressees on this letter. This letter may not be used or relied upon for any other purpose, or furnished to, used by or referred to by any other party, or copied, quoted or referred to in any report or document, or filed with any governmental authority, without my prior written consent.

Washington Mutual Mortgage Securities Corp.
DLJ Mortgage Capital, Inc.
Chase Manhattan Mortgage Corporation
Bank One, National Association
Credit Suisse First Boston Mortgage Securities Corp.
May 31, 2001
Page 5

                             Very truly yours,
                             Mortgage Guaranty Insurance Corporation



                             By:
                                -----------------------------------------------
                                   Dan D. Stilwell
                                   Vice President - Assistant General Counsel

DDS/

Attached Exhibits:

      Exhibit A - Master Policy
      Exhibit B - Letter Agreement

Mortgage Guaranty Insurance Corporation
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488



                ---------------------------------------------
                         Declaration Page for Use With
                        Mortgage Guaranty Master Policy
                ---------------------------------------------



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Mortgage Guaranty Insurance Corporation (a stock insurance company hereinafter called the "Company") agrees to pay to the Insured identified below, in consideration of the premium or premiums to be paid as specified in this Policy and in reliance on the Insured's Application for coverage under this Policy any Loss due to the Default by a Borrower on a Loan, subject to the terms and conditions in this Policy.

------------------------------------------------------------------------------
Insured's Name and Mailing Address:                    Master Policy Number:
Bank One National Association as Trustee for
the CSFB Mortgage-Backed Pass-Through                      12-136-4-1749
Certificates Series 2001-11
One Bank One Plaza                                   Effective Date of Policy:
Suite IL 1-0430                                              May 1, 2001
Chicago, Illinois 60670

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Includes Terms and Conditions #71-7135 (8/94)

Includes Endorsement(s):
#71-70183 (5/01)
#71-70181 (5/01)
#71-70182 (5/01)

------------------------------------------------------------------------------

In Witness Whereof, the Company has caused its Corporate Seal to be hereto affixed and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signatures and binding on the Company.





                                    [SEAL]

             /s/                                                    /s/

          President                                               Secretary

                    MORTGAGE GUARANTY INSURANCE CORPORATION

        ---------------------------------------------------------------
                           Authorized Representative

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Form #71-70035 (10/96)

                               Table of Contents
                        Mortgage Guaranty Master Policy


1   Definitions

    1.1    Application
    1.2    Appropriate Proceedings
    1.3    Borrower
    1.4    Borrower's Title
    1.5    Certificate
    1.6    Certificate Effective Date
    1.7    Claim
    1.8    Claim Amount
    1.9    Commitment
    1.10   Default
    1.11   Environmental Condition
    1.12   Good and Merchantable Title
    1.13   Insured
    1.14   Loan
    1.15   Loss
    1.16   Owner or Owner of the Loan
    1.17   Perfected Claim
    1.18   Person
    1.19   Physical Damage
    1.20   Policy
    1.21   Possession of the Property
    1.22   Property
    1.23   Residential
    1.24   Servicer
    1.25   Settlement Period
    1.26   Value

2   Obtaining Coverage and Payment of Premiums

    2.1    Application and Certificate
    2.2    Representations of the Insured
    2.3    Company's Remedies for Misrepresentation
    2.4    Incontestability for Certain Misrepresentations
    2.5    Initial Premium and Term of Coverage
    2.6 Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage
    2.7 Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums
    2.8    Cancellation by the Insured of a Certificate
    2.9    Cancellation of Policy


Form #71-70035 (10/96)

                                                                        Page i

    2.10 Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan
    2.11   Refund of Premium for Denial of Claim in Full

3 Changes in Various Loan Terms, Servicing and Owner; Coordination and Duplication of Insurance Benefits

    3.1    Loan Modifications
    3.2    Open End Provisions
    3.3    Assumptions
    3.4    Change of Servicing
    3.5    Change of Owner
    3.6    Co-ordination and Duplication of Insurance Benefits

4   Exclusions From Coverage

    4.1    Balloon Payment
    4.2    Effective Date
    4.3    Incomplete Construction
    4.4    Fraud, Misrepresentation and Negligence
    4.5    Non-Approved Servicer
    4.6 Physical Damage (Other than Relating to Pre-Existing Environmental Conditions)
    4.7    Pre-Existing Environmental Conditions
    4.8    Down Payment
    4.9    First Lien Status
    4.10   Breach of the Insured's Obligations or Failure to Comply with Terms

5   Conditions Precedent to Payment of Claim

    5.1    Notice of Default
    5.2    Monthly Reports
    5.3    Company's Option to Accelerate Filing of a Claim
    5.4    Voluntary Conveyance
    5.5    Appropriate Proceedings
    5.6    Mitigation of Damages
    5.7    Advances
    5.8    Claim Information and Other Requirements
    5.9    Acquisition of Borrower's Title Not Required
    5.10   Sale of a Property by the Insured Before End of Settlement Period
    5.11   Foreclosure Bidding Instructions Given by the Company
    5.12   Effect of Unexpired Redemption Period on Payment of a Claim
    5.13   Collection Assistance

6   Loss Payment Procedure

    6.1    Filing of Claim
    6.2    Calculation of Claim Amount



                                                                       Page ii

    6.3    Payment of Loss; Company's Options
    6.4    Calculation of Settlement Period
    6.5    Payment by the Company After the Settlement Period
    6.6    Discharge of Obligation

7   Additional Conditions

    7.1    Proceedings of Eminent Domain
    7.2    Pursuit of Deficiencies
    7.3    Subrogation
    7.4    Policy for Exclusive Benefit of the Insured and the Owner
    7.5    Effect of Borrower Insolvency or Bankruptcy on Principal Balance
    7.6    Arbitration of Disputes; Suits and Actions Brought by the Insured
    7.7    Release of Borrower; Defenses of Borrower
    7.8    Amendments; No Waiver; Rights and Remedies; Use of Term "Including"
    7.9    No Agency
    7.10   Successors and Assigns
    7.11   Applicable Law and Conformity to Law
    7.12   Notice
    7.13   Reports and Examinations
    7.14   Electronic Media



                                                                      Page iii

                             Terms and Conditions

1     Definitions

      1.1 Application means a request for coverage, including assumption of coverage, under this Policy for a Loan on a form or in a format provided by the Company, and all other statements, documents or information furnished to the Company by the Insured or any other Person in connection with the insuring of the Loan. An application will include information, if so furnished to the Company, contained in the Borrower's Loan application, appraisal, verifications of income and deposit, plans and specifications for the Property, and all other exhibits and documents, and will include all data and information so furnished by electronic means.

      1.2 Appropriate Proceedings means any legal or administrative action by the Insured affecting either a Loan or title to a Property, including:

             a. Preserving a deficiency recovery by making a bid at the foreclosure sale and pursuing a deficiency judgment until the end of the Settlement Period, where appropriate and permissible and where directed by the Company; or

             b. Enforcing the terms of the Loan as allowed by the laws where the Property is located; or

             c. Acquiring Borrower's Title or Good and Merchantable Title to the Property, as either may be required under this Policy, but excluding such title as may be acquired by a voluntary conveyance from the Borrower; or

             d. Asserting the Insured's interest in the Property in a Borrower's bankruptcy.

      1.3 Borrower means any Person legally obligated to repay the debt obligation created by a Loan, including any co-signer or guarantor of the Loan.

      1.4 Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured arising out of or pursuant to a foreclosure of the Loan; provided, however, if the Insured so elects, the redemption period need not have expired. Borrower's Title in the Insured may be, but need not be the equivalent of Good and Merchantable Title, and the deed evidencing Borrower's Title need not be recorded unless required by applicable law.

      1.5 Certificate means the document, which may be on the same form as the Commitment, issued by the Company pursuant to this Policy and extending the coverage indicated therein to a specified Loan.

      1.6 Certificate Effective Date means, as specified in the Certificate, (a) the closing date of a Loan, or (b) the later date requested by the Insured and accepted by the Company.

      1.7 Claim means the timely filed written request, made on a form or in a format provided or approved by the Company, to receive the benefits of this Policy.

      1.8    Claim Amount means the amount calculated in accordance with
             Section 6.2 of this Policy.

      1.9 Commitment means the document, which may be on the same form as the Certificate, issued by the Company evidencing the Company's offer to insure the Loan identified therein, subject to the terms and conditions therein and in this Policy.

      1.10 Default means the failure by a Borrower (a) to pay when due an amount equal to or greater than one (1) monthly regular periodic payment due under the terms of a Loan or (b) to pay all amounts due on acceleration of the Loan by the Insured after breach by the Borrower of a due on sale provision in the Loan, granting the Insured the right to accelerate the Loan upon transfer of title to, or an interest in, the Property and to institute Appropriate Proceedings. Violation by the Borrower of any other term or condition of the Loan which is a basis for Appropriate Proceedings shall not be considered to be a Default.

             A Loan is deemed to be in Default for that month as of the close of business on the installment due date for which a scheduled monthly payment has not been made or as of the close of business on the due date stated in the notice of acceleration given pursuant to the due-on-sale provision in the Loan. The Loan will be considered to remain in Default until filing of a Claim so long as such periodic payment has not been made or such basis for Appropriate Proceedings remains. For example, a Loan is "four (4) months in Default" if the monthly installments due on January 1 through April 1 remain unpaid as of the close of business on April 1 or if a basis for acceleration and Appropriate Proceedings exists for a continuous period of four months.

       1.11 Environmental Condition means the presence of environmental contamination, including nuclear reaction or radioactive waste, toxic waste, or poisoning, contamination or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or the presence, on or under a Property, of any "Hazardous Substance" as that term is defined by the federal Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Sec. 9601 et. seq., as amended from time to time) or as defined by any similar state law, or of any "Hazardous Waste" or "Regulated Substance" as those terms are defined by the federal Resource Conservation and Recovery Act (42 U.S.C. sec. 6901, et seq., as amended from time to time) or as defined by any similar state law. Environmental Condition does not mean the presence of radon, lead paint, or asbestos.

       1.12 Good and Merchantable Title means title to a Property free and clear of all liens, encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for any of the following or as permitted in writing by the Company:

             a. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent;

             b. Any municipal and zoning ordinances and exceptions to title waived by the regulations of federal mortgage insurers and guarantors with respect to mortgages on one-to-four family residences in effect on the date on which the Loan was closed and all documents were executed; and

             c. Any other impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

                  Good and Merchantable Title will not exist if (i) there is any lien pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act, or similar federal or state law, as in effect from time to time, providing for liens in connection with the removal and clean-up of environmental conditions, or if notice has been given of commencement of proceedings which could result in such a lien, or (ii) there are limitations on ingress and egress to the Property or on use of utilities. Any action or proceeding after a foreclosure sale relating to establishing a deficiency judgment will not be considered in determining whether the Insured has acquired Good and Merchantable Title.

      1.13   Insured means:

             a.   The Person designated on the face of this Policy; or

             b. Any Person to whom coverage has been assigned resulting in a change in the Insured named on a Certificate in accordance with this Policy.

             The Insured must be the Servicer of a Loan or, if there is no Servicer, the Owner of the Loan.

       1.14 Loan means any note, bond, or other evidence of indebtedness secured by a mortgage, deed of trust, or other similar instrument, which constitutes or is equivalent to a first lien or charge on a Property and which the Company has approved for insurance and to which coverage under this Policy has been extended.

       1.15 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

       1.16 Owner or Owner of the Loan means the Person who owns a Loan and of whom the Company is notified in accordance with this Policy.

       1.17 Perfected Claim means a Claim received by the Company which contains all information or proof required by the Company and for which all requirements of this Policy applicable to payment of a Claim are satisfied.

       1.18 Person means any individual, corporation, partnership, association or other entity.

       1.19 Physical Damage means any tangible injury to a Property, whether caused by accident, natural occurrence, or any other reason, including damage caused by defects in construction, land subsidence, earth movement or slippage, fire, flood, earthquake, riot, vandalism or any Environmental Condition.

       1.20 Policy means this contract of insurance and all Applications, Commitments, endorsements, schedules, and Certificates, which are incorporated in this Policy, related to Loans insured under this Policy.

       1.21 Possession of the Property means, if the Company elects to acquire the Property, physical and undisputed occupancy and control of the Property at the time of acquisition.

       1.22 Property means a Residential real property and all improvements thereon which secure a Loan, together with all easements and appurtenances, all rights of access, all rights to use common areas, recreational and other facilities, and all of their replacements or additions.

       1.23 Residential means a type of building or a portion thereof which is designed for occupancy by not more than four (4) families, or a single-family condominium, or a unit in a planned unit development.

       1.24 Servicer means that Person acting on behalf of the Owner of a Loan (or on behalf of the Owner's designee, if any) to service the Loan and of whom the Company has been notified. The Servicer acts as a representative of the Owner of the Loan (and the Owner's designee, if any) and will bind the Owner and its designee for all purposes of this Policy, including providing information to the Company, receiving any notices, paying premiums, accepting Loss payments, and performing any other acts under this Policy. References in this Policy to a Servicer's obligations will not be construed as relieving the Owner or its designee of responsibility for the Servicer's performance.

       1.25 Settlement Period means the sixty (60) day period as determined under Section 6.4, at the end of which a Loss is payable by the Company; provided that if the Company pays a Loss prior to expiration of such sixty (60) day period, the Settlement Period ends with such payment.

       1.26 Value means the lesser of the sales price of a Property (only applicable in the case of a Loan to finance the purchase of such Property) or appraised value of the Property as set forth in the Certificate.

         Any pronouns, when used in this Policy, will mean the singular or plural, masculine or feminine, as the case may be.

2      Obtaining Coverage and Payment of Premiums

       2.1 Application and Certificate -- In order to insure a Loan under this Policy, the Insured or a Person acting on behalf of the Insured must submit to the Company a properly completed Application. Approval of any Application will be at the discretion of the Company and will be in the form of a Commitment or a Certificate which offers to extend, or extends coverage under the terms and conditions of both this Policy and the Commitment or Certificate, as the case may be.

             In lieu of such an Application and supporting statements, documents and information submitted to the Company in connection with insuring a Loan, the Company may accept an alternative form of Application, containing more limited information, including certifications by or on behalf of the Insured as to characteristics of a Loan in lieu of supporting statements, documents and information. The Company shall be entitled to fully rely on such alternative Application as submitted. Use of an alternative form of Application shall not waive or change the other terms and conditions of this Policy under which a Loan is insured or the responsibility of the Insured for the accuracy of statements, documents and information submitted by it or other Persons to the Company as provided in this Policy.

             If the Company declines to approve a mortgage loan, it will not issue a Commitment or Certificate, and it will notify the Insured in writing of such declination. If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application which it received from the applicant, the Insured or such Person will be responsible for notifying the applicant that the Company declined to approve the mortgage loan. Such notification will be made in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

       2.2   Representations of the Insured-- The Insured represents that:

             a. all statements made and information provided to the Company in an Application or in any Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan), whether by it, the Borrower, or any other Person, have been made and presented for and on behalf of the Insured; and

             b. such statements and information are not false or misleading in any material respect as of the date(s) on which they are made or provided and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s).

             It is understood and agreed that such statements and information in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information and without any obligation to independently verify the statements and information submitted to it; and the Company's reliance on the representations in Section 2.2(a) and (b) above survive the issuance of a Commitment and Certificate or such continuation of coverage.

             Without otherwise limiting the scope of this Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

       2.3 Company's Remedies for Misrepresentation -- Subject to Section 2.4, if any of the Insured's representations as described in
             Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or rescission, the Company shall return at that time all paid premiums retroactively to such applicable date.

       2.4   Incontestability for Certain Misrepresentations --
             Notwithstanding Sections 2.2 or 2.3, no Claim for Loss will be denied or adjusted, nor will the Certificate's coverage be rescinded or canceled, by reason of any misrepresentations (whether by statements made or omitted) contained in an Application, provided that all of the following requirements, conditions and circumstances, to the extent not waived in writing at the option of the Company, are satisfied:

             a. The misrepresentation must not have been knowingly made, or knowingly participated in, by:

                  1. The Insured or any other Person which originated the Loan; or

                  2.  Any other of the following Persons:

                      i) correspondent lender, mortgage loan broker or other intermediary underwriting or processing the Loan on behalf



                                                                          Page
                            of the Insured or any other Person which originated the Loan; or

                      ii) escrow or closing agents, or any other agent of, or broker for, the Insured or any other Person which originated the Loan acting with respect to the Loan or the related Property transaction.

             b. The Borrower must have made twelve (12) consecutive full installment payments of principal, interest and impound or escrow amounts in the amounts as called for by the Loan, and all of those payments must have been made from the Borrower's own funds.

                  A payment will be considered to be "consecutive" only if it is made prior to the date the next scheduled installment becomes due. The "Borrower's own funds" will include any funds used by the Borrower for the purpose of making installment payments, but will not include funds provided directly or indirectly by any Person (other than the Borrower) who is or was a party to the Loan or to the related Property transaction, unless expressly set forth in the Application.

             c. This Section 2.4 will not apply to a Certificate if within twelve (12) months before or after a material misrepresentation by a Borrower or other Person (other than those Persons identified in Section 2.4(a)), there are one or more material misrepresentations in an Application (i) with respect to three (3) or more other mortgage loans insured at any time by the Company for the Insured or any other lender and (ii) which result from the direct or indirect acts or omissions of the same Borrower or same other Person (including any other Person acting directly or indirectly in concert).

             d. This Section 2.4 shall not be construed to limit the applicability of Section 4.4(b) to a misrepresentation which is subject to this Section 2.4.

             e. The Company's payment of a Claim will not limit any rights which the Company has against the Borrower or any other Person (other than the Insured) for any misrepresentation.

       2.5   Initial Premium and Term of Coverage

             a. Within fifteen (15) days from the Certificate Effective Date, or such other date as the Company and the Insured may agree to in writing, the Insured must forward to the Company the appropriate initial premium. Payment of the initial premium shall be a condition precedent to coverage being extended to the Loan. Subject to cancellation by the Insured or the Company as provided in this Policy, coverage shall remain in full force and effect for the period covered by the initial premium. Tender of the initial premium will constitute a representation for purposes of Section 2.2 by the Insured that any special conditions included by the Company in the related Commitment have been satisfied and that no payment which is then due under the Loan is more than thirty (30) days past due.

             b. The Company will not rescind or cancel coverage, or deny or adjust a Claim for Loss, with respect to a Loan on the basis of a failure to satisfy a special condition (other than a special condition relating to completion of construction, as described in Section 4.3 or to rehabilitation or repairs) if the Borrower has made twenty-four (24) consecutive full installment payments from the Borrower's own funds. The terms "installment payments," "consecutive," and "Borrower's own funds" shall have the meanings provided in Section 2.4(b).

       2.6 Renewal of Certificate and Termination for Non-Payment of Renewal Premium; Reinstatement of Terminated Coverage

             a. The Company must give the Insured prior notice of the due date for payment of the applicable renewal premium payable for continued coverage of each Certificate. The entire renewal premium must be paid within a forty-five (45) day grace period (or such longer grace period generally allowed by the Company) after the due date for payment. Upon payment of the entire renewal premium within such grace period, the Certificate will be deemed renewed for the applicable renewal period and a Default occurring within said grace period which is not cured, and which results in a Claim being filed, will be covered.

                  If a Default occurs prior to the date through which the applicable premium has been paid, and if such Default is not cured and results in a Claim being filed, such Default shall remain covered and no further premium shall be due in order to maintain coverage of such Default.

                  With respect to a Loan with renewal premiums due on an annual basis, if the annual renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate effective as of 12:01 a.m. on the first day following the date through which the applicable premium has been paid and as a result, any Default occurring after the date through which the applicable premium has been paid will not be covered.

                  With respect to a Loan with renewal premiums due on a monthly basis, if the monthly renewal premium is not paid within such grace period (but subject to the Owner's right to cure non-payment as provided in (b) of this Section 2.6), the coverage of the Certificate and the Company's liability will terminate as of 12:01 a.m. on the first day following the date through which the applicable monthly premium has been paid, except that if a Default on the Loan occurs between the last date through which the applicable monthly renewal premium has been paid and the end of such grace period, the Insured shall not be required to pay renewal premiums, and coverage of such Default will continue, while such Default exists. If such Default is cured, all monthly renewal premiums not paid during the period of Default shall be payable (unless previously paid by the Insured) within forty-five (45) days or such longer period generally allowed by the Company after notice from the Company in order to continue coverage. If such Default is not cured and results in a Claim, the unpaid monthly renewal premiums through the renewal month in which such Default occurred shall be paid as provided in Section 6.3 by deduction from the Loss.

             b. If there occurs a transfer of servicing rights for a group of Loans to a new Servicer, a seizure of servicing rights by the Owner of such Loans, or a Servicer's surrender to the Owner of such servicing rights and if:

                  1. the Company terminates coverage on one or more of such Loans for nonpayment of the renewal premium; and the grace period for payment of the renewal premium provided for in Section 2.6 (a) expired after such transfer, seizure or surrender;

                  2. either the Owner of such Loans on which coverage was terminated, or the new Servicer for such Loans, certifies in writing to the Company within sixty (60) days after expiration of such grace period, that all of such Loans were serviced for the Owner at the time of nonpayment of renewal premium; and that in good faith it believes that the failure to pay the renewal premium on all such Loans was an error or omission caused by such transfer, seizure or surrender of servicing; and

                  3. either the Owner or the new Servicer of such Loans pays the entire amount of renewal premiums due and unpaid on all such Loans within such sixty day period; then upon satisfaction of all of the foregoing conditions, the Company shall reinstate coverage on such Loans retroactively to the effective date of termination of coverage, under all of the terms and conditions in effect at termination and as if there had been no lapse in coverage.

       2.7 Special Procedures for Certification of Coverage; Payment of Initial and Renewal Premiums

             a. The Company may permit coverage of a Loan to be certified and become effective without the Insured's return of an executed Commitment or Certificate, but coverage will only become effective if within fifteen (15) days after the Certificate Effective Date (or such longer period as the Company may allow) the Insured provides the Company with the

                  Certificate Effective Date and other information required by the Company, and pays the required premium. If signature and return of an executed Commitment or Certificate is not required, the Insured will nevertheless be automatically deemed to have made all certifications, representations and statements attributable to it in the form of the Commitment or Certificate, as though, and to the same extent as if, the Insured had executed and returned the Commitment or Certificate.

             b. The Insured acknowledges that the Company deposits initial and renewal premium checks immediately upon receipt and agrees that the receipt and deposit of a premium check by the Company after the time specified in this Policy for receipt, does not constitute a waiver of the requirements of this Policy for timely receipt or an acceptance of premium by the Company. The Company will have the right to return such late premium payment, but only within sixty (60) days after receipt, in which case coverage will be cancelled retroactively to the Certificate Effective Date for a late initial premium, or to the last day of the period covered by the previous premium payment for a late renewal premium. Receipt, deposit and retention of a premium check will not constitute a waiver of any defenses with respect to any other matters which the Company may have under this Policy.

       2.8 Cancellation by the Insured of a Certificate -- The Insured may obtain cancellation of a Certificate by returning the Certificate to the Company or making a written request to the Company for cancellation. Upon receipt, the Company will refund, where applicable, a portion of the premium paid in accordance with the appropriate cancellation schedule which is either attached to this Policy or which will be provided by the Company to the Insured upon request. However, no refund on a Certificate will be paid if the Loan is in Default on the date the Company receives the request. Cancellation of a Certificate will not cancel this Policy.

       2.9 Cancellation of Policy -- Either the Insured or the Company may cancel their respective right or obligation to receive or issue new Commitments or Certificates under this Policy by providing thirty (30) days' written notice of cancellation of this Policy. However, Commitments and Certificates issued prior to such cancellation of this Policy will continue in force so long as all premiums are paid and all other terms and conditions of this Policy for coverage are complied with by the Insured.

       2.10 Relationship Among the Company, the Owner of a Loan, and the Servicer of a Loan -- The Company will be entitled to assume that the Insured identified on this Policy and under a Certificate is the Owner of the Loan. If the Company receives written notice acceptable to it that there is an Owner of the Loan who is not the Insured, the Company shall identify that Owner in its internal records and for purposes of this Policy. The Company shall be required to identify only one Owner for a Loan at any one time.

             The Company will provide the Owner of a Loan so identified in its records with an opportunity to cure non-payment of renewal premium, as provided under Section 2.6; will notify such Owner of the Loan of a non-approved Servicer and allow replacement with a new Servicer, as provided under Section 4.5; will allow the Owner (or its designee, if any) to replace a Servicer and allow the replacement Servicer to become the Insured under Section 1.13; and will allow the Owner to become the Insured under Section 1.13 if the Owner services the Loan itself. Any Person becoming an Insured under this Policy shall be subject to all of the terms and conditions of this Policy to the same extent as any previous Insured hereunder and without regard to the extent of the knowledge or responsibility of such Person, relating to matters occurring before such Person became an Insured.

       2.11 Refund of Premium for Denial of Claim in Full -- If, because of a provision in Sections 2, 3 or 4 (other than Sections 4.3, 4.6, or 4.7), no Loss is payable to the Insured, the Company shall return to the Insured all paid premiums retroactively and pro rata to the date when the event or circumstance occurred which resulted in no Loss being payable.

3 Changes in Various Loan Terms, Servicing and Owner; Coordination and Duplication of Insurance Benefits

       3.1 Loan Modifications -- Unless advance written approval is provided by, or obtained from, the Company, the Insured may not make any change in the terms of a Loan, including the borrowed amount, interest rate, term or amortization schedule of the Loan, except as permitted by terms of the Loan; nor make any change in the Property or other collateral securing the Loan; nor release the Borrower from liability on a Loan.

       3.2 Open End Provisions -- The Insured may increase the principal balance of a Loan, provided that the written approval of the Company has been obtained. The Insured will pay the Company the additional premium due at the then prevailing premium rate.

       3.3 Assumptions -- If a Loan is assumed with the Insured's approval, the Company's liability for coverage under its Certificate will terminate as of the date of such assumption, unless the Company approves the assumption in writing. The Company will not unreasonably withhold approval of an assumption. It is understood that coverage will continue, and that the restriction of this
             Section 3.3 will not apply, if under the Loan or applicable law the Insured cannot exercise a "due-on-sale" clause or is obligated to consent to such assumption under the Loan or applicable law.

       3.4 Change of Servicing -- If the servicing rights for a Loan are sold, assigned or transferred by the Insured or the Owner, coverage of the Loan hereunder will continue provided that written notice of the new Servicer is given to the Company and the new Servicer is approved in writing by the Company. The Company shall be automatically deemed to have approved as a Servicer any person to whom the

             Company has issued a master policy, which has not been cancelled, providing for residential mortgage guaranty insurance.

       3.5 Change of Owner-- If a Loan or a participation in a Loan is sold, assigned or transferred by its Owner, coverage of the Loan will continue, subject to all of the terms and conditions contained in this Policy. The new Owner of the Loan will be identified in the Company's records from the date that the Company receives written notice thereof. In the case of the sale of a participation in a Loan, the Company shall be notified of only one new Owner. If there is new ownership, the Loan must continue to be serviced by a Person approved by the Company as a Servicer.

       3.6 Co-ordination and Duplication of Insurance Benefits -- The coverage under this Policy shall be excess over any other insurance which may apply to the Property or to the Loan, except for mortgage guaranty pool insurance or supplemental or second tier mortgage insurance.

4      Exclusions From Coverage

       The Company will not be liable for, and this Policy will not apply to, extend to or cover the following:

       4.1 Balloon Payment-- Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and/or interest due under a Loan, (a) as a result of the Insured exercising its right to call the Loan (other than when the Loan is in Default) or because the term of the Loan is shorter than the amortization period, and (b) which is for an amount more than twice the regular periodic payments of principal and interest that are set forth in the Loan (commonly referred to as a "balloon payment"). This exclusion will not apply if the Insured, the Owner of the Loan, or other Person acting on either's behalf offers the Borrower, in writing, a renewal or extension of the Loan or a new loan which (i) constitutes a first lien, (ii) is at rates and terms generally prevailing in the marketplace (but otherwise subject to Section 3.1), (iii) is in an amount not less than the then outstanding principal balance, (iv) has no decrease in the amortization period, and (v) is offered regardless of whether the Borrower is then qualified under the Insured's or Owner's underwriting standards. This exclusion also will not apply if the Borrower is notified of the availability of such renewal or extension of the Loan or new loan and does not accept the renewal, extension or new loan.

       4.2 Effective Date -- Any Claim resulting from a Default existing at the Certificate Effective Date or occurring after lapse or cancellation of a Certificate.

       4.3 Incomplete Construction -- Any Claim when, as of the date of such Claim, construction of a Property is not completed in accordance with the construction plans and specifications upon which the appraisal of the Property at origination of the Loan was based.

       4.4 Fraud, Misrepresentation and Negligence -- (a) Any Claim not otherwise within the scope of Section 2.3 where there was fraud or misrepresentation by the Insured with respect to the Loan, and the fraud or misrepresentation (1) materially contributed to the Default resulting in such Claim; or (2) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

             (b) Any Claim where there was negligence by the Insured with respect to the Loan, which (1) was material to either the acceptance of the risk or the hazard assumed by the Company; (2) materially contributed to the Default resulting in such Claim; or
             (3) increased the Loss, except that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

       4.5 Non-Approved Servicer -- Any Claim occurring when the Servicer, at time of Default or thereafter, is not approved in writing or in a list published by the Company; provided that this exclusion shall only apply if the Company notifies the Owner of the Loan in writing if a Servicer is no longer approved and if within ninety
             (90) days thereafter the Owner does not complete a transfer of servicing to a new Servicer approved by the Company.

       4.6 Physical Damage (Other than Relating to Pre-Existing Environmental Conditions) -- Any Claim where, at any time after the Certificate Effective Date, Physical Damage to a Property (of a type other than as described in Section 4.7 and other than reasonable wear and tear), occurs or manifests itself subject to the following provisions:

             a. This exclusion will not apply if the Company in good faith determines that the aggregate cost of restoring all such Physical Damage is less than fifteen hundred dollars ($1,500), or such higher amount as the Company may provide from time to time.

             b. This exclusion will apply only if such Physical Damage occurred or manifested itself (1) prior to expiration of the Settlement Period and the Company elects to acquire the related Property in settlement of a Claim; or (2) prior to the Default and was the most important cause of the Default and the Property was either uninsured for loss arising from such Physical Damage or was insured for an amount which, disregarding normal and customary deductibles not to exceed fifteen hundred dollars ($1,500) or such higher amount as the Company may provide from time to time, was insufficient to restore the Property as provided in paragraph (c) below.

             c. The exclusion resulting from paragraph (b) will not apply if the Property is restored in a timely and diligent manner to its condition (except reasonable wear and tear) as of the Certificate Effective Date. In lieu of requiring restoration of the Property, the Company may, at its option, reduce the Claim Amount by an amount equal to the cost of such restoration.

             d. For purposes of this Section 4.6, the Property subject to restoration will consist only of the land, improvements or personal property deemed part of the real property under applicable law; and chattel items affixed to the real property and identified in the appraisal of the Property at the time the Loan was made, whether or not they are deemed part of the real property.

             e. Cost estimates relied upon by the Company in connection with this Section 4.6 shall be provided in writing by an independent party selected by the Company. The Company will furnish the Insured with any such written cost estimates, if requested by the Insured.

       4.7 Pre-Existing Environmental Conditions -- Any Claim where there is an Environmental Condition which existed on the Property (whether or not known by the Person submitting an Application for coverage of the Loan) as of the Certificate Effective Date, subject to the following provisions:

             a. This exclusion will not apply if the existence of such Environmental Condition, or the suspected existence of such Environmental Condition, was specifically disclosed to the Company in the Application relating to the Property.

             b. This exclusion will apply only if such Environmental Condition (1) was a principal cause of the Default, and (2) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety.

             c. This exclusion will not apply if the Environmental Condition is removed or remedied in a timely and diligent manner in accordance with applicable governmental standards for safe residential occupancy.

       4.8 Down Payment -- Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Application.

       4.9 First Lien Status -- Any Claim, if the mortgage, deed of trust or other similar instrument executed by the Borrower and insured hereunder did not provide the Insured at origination with a first lien on the Property.

       4.10 Breach of the Insured's Obligations or Failure to Comply with Terms -- Any Claim involving or arising out of any breach by the insured of its obligations under, or its failure to comply with the terms of, this Policy or of its obligations as imposed by operation of law, if the breach or failure:

             a. Materially contributed to the Default resulting in such Claim; or

             b. Except for a breach described in Section 2.3, increased the Loss; provided that if the Company can reasonably determine the amount of such increase, such Claim will not be excluded, but the Loss will be reduced to the extent of such amount.

5      Conditions Precedent to Payment of Claim

       It is a condition precedent to the Company's obligation to pay a Loss that the Insured comply with all of the following requirements:

       5.1 Notice of Default-- The Insured must give the Company written notice:

             a. Within forty-five (45) days of the Default, if it occurs when the first payment is due under the Loan; or

             b.   Within ten (10) days of either

                  1. The date when the Borrower becomes four (4) months in Default on the Loan; or

                  2. The date when any Appropriate Proceedings which affect the Loan or the Property or the Insured's or Borrower's interest therein have been started;

                  whichever occurs first.

       5.2 Monthly Reports -- Following a notice of Default on the Loan, the Insured must give the Company monthly reports on forms or in a format acceptable to the Company on the status of the Loan and on the servicing efforts undertaken to remedy the Default. These monthly reports may be furnished less frequently if allowed in writing by the Company and must continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until the Insured has acquired the Property.

       5.3 Company's Option to Accelerate Filing of a Claim -- If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured must file a Claim within twenty
             (20) days after notice from the Company. The Company will then make a payment of Loss in accordance with the percentage guaranty option in Section 6.3(b). Thereafter, following the acquisition of Borrower's Title by the Insured, the Insured will be entitled to file a supplemental Claim at the time prescribed in Section
             6.1 in an amount equal to the sum of its advances, less the deductions, all as specified in Section 6.2, to the extent not included in the payment of the initial Claim. Such supplemental Claim must be paid by the Company in accordance with Section 6.3(b). No interest shall be includable in the Claim Amount under this Section 5.3 after the date that the accelerated claim is filed. If a Loan for which the Company has paid a Claim is subsequently brought current by the Borrower, the Insured shall refund to the Company the Loss paid by the Company with respect to that Loan. If the Company exercises its option under this
             Section 5.3, the Company shall not have the right to direct or participate in a deficiency recovery under Section 7.2.

       5.4 Voluntary Conveyance -- The Insured may only accept a conveyance of the Property from the Borrower in lieu of foreclosure or other proceeding if the prior written approval of the Company has been obtained. Such approval shall not be considered as an acknowledgement of liability by the Company with respect to such Loan.

       5.5 Appropriate Proceedings -- The Insured must begin Appropriate Proceedings no later than when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. Such instructions may be general or applicable only to specific Loans. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured must report their status to the Company as reasonably and expeditiously as possible.

             In conducting Appropriate Proceedings, the Insured must:

             a. Diligently pursue the Appropriate Proceedings once they have begun;

             b. Apply for the appointment of a receiver and assignment of rents, if permitted by law and requested by the Company;

             c. Furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings, except as the Company may waive such requirement in writing;

             d.   Act and bid at the foreclosure sale in accordance with
                  Section 5.11 so that its ability to preserve, transfer and assign to the Company its rights against the Borrower are not impaired; and so that the rights of the Company under this Policy against the Borrower are fully protected. Such rights include any rights to obtain a deficiency judgment, subject to the Company's compliance with Sections 7.2 and
                  7.3 relating to establishing a deficiency; and

             e. When requested by the Company, furnish the Company with a written statement indicating the estimated potential Claim Amount (as computed under Section 6.2) at least fifteen (15) days before the foreclosure sale.

       5.6 Mitigation of Damages -- The Insured must actively cooperate with and assist the Company to prevent and mitigate the Loss, including good faith efforts by the Insured to obtain a cure of the Default, collect amounts due under the Loan, inspect and appraise the Property and effectuate the early disposition of the Property. The Company must administer this Policy in good faith.

       5.7   Advances-- The Insured must advance:

             a. Normal and customary hazard insurance premiums and real estate property taxes, in each case as due and payable;

             b. Reasonable and necessary Property protection and preservation expenses approved by the Company at the time the Company reviews the Claim, which shall not include expenditures to remove an exclusion from coverage under
                  Section 4; and

             c. Reasonable costs to complete Appropriate Proceedings and eviction and moving of occupants, including related court expenses and attorney's fees.

       5.8 Claim Information and Other Requirements-- The Insured must provide the Company with:

             a.   All information reasonably requested by the Company;

             b. A completed form furnished by or acceptable to the Company for payment of a Claim;

             c. If the Property is not being acquired by the Company: a copy of an executed trustee's or sheriff's deed (which may be unrecorded) conveying Borrower's Title to the Property to the Insured (or satisfactory evidence that the foreclosure sale has been completed if the Borrower's right of redemption has not expired); or a deed from the Borrower (which may be unrecorded) if a voluntary conveyance has been approved by the Company, conveying to the Insured the title that was required by the Company in the approval of the conveyance.

                  In the event the most important cause of Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, the Insured shall instead provide the Company with evidence described in
                  Section 5.8(d)(2) that it has acquired Good and Merchantable Title to the Property.

             d.   If the Property is being acquired by the Company:

                  1. a recordable deed in normal and customary form containing the customary warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property;

                  2. a title insurance policy acceptable to the Company or an attorney's opinion of title acceptable to the Company, confirming that the Insured has and can convey to the Company Good and Merchantable Title to the Property; and

                  3. Possession of the Property, but only if the Company has required such Possession in writing.

             e.   Access to the Property, if requested by the Company under
                  Section 6.4 (b).

       5.9 Acquisition of Borrower's Title Not Required -- The Insured will not be required to acquire Borrower's Title to a Property if (a) the Company approves a sale of the Property prior to a foreclosure sale and such sale is closed; (b) the Company requires an early Claim filing pursuant to Section 5.3, except that such acquisition will be required as a condition to the Insured's filing of a supplemental Claim; or (c) the Property is acquired by someone other than the Insured at a foreclosure sale, as provided in Section 5.11, or thereafter pursuant to exercise of rights of redemption.

       5.10  Sale of a Property by the Insured Before End of Settlement Period

             a. The Insured must submit to the Company any offer to purchase a Property which it receives after the Company has notified the Insured that it will acquire the Property and before the end of the Settlement Period. The Company must then promptly notify the Insured that it will either (1) not approve of such offer, in which case the Company's notice to acquire the Property will remain in effect, or (2) approve such offer, in which case the Company's notice of acquisition will remain in effect, if the approved offer does not close as scheduled. The Insured shall promptly notify the Company if the approved offer does not close as scheduled.

             b. If the Company has not notified the Insured that it will acquire the Property, and if the Company's right to acquire the Property has not expired pursuant to Section 6.5 or has not been waived, the Insured must submit to the Company for approval any offer to purchase the Property which would be acceptable to the Insured. The Company shall then promptly either approve or not approve such offer. If the approved offer expires or is terminated, the Company shall be entitled to pay the Loss payable by (1) paying the percentage guaranty option as calculated under Section 6.3(b), or (2) paying the property acquisition settlement option as calculated under Section 6.3(a), and acquiring the Property; but if the Company's right to acquire the Property has expired pursuant to Section 6.5, or been waived, then such acquisition shall be under the same terms and conditions as the expired or terminated offer, except for terms and conditions relating to the sale price and method of payment of the sale price, which shall instead be governed by Section 6.3.

             c. The following provisions shall apply to offers submitted to the Company under this Section 5.10:

                  1. At the time it presents an offer, the Insured must also provide the Company with a good faith estimate of gross proceeds and expenses in sufficient detail for the Company to calculate the estimated net proceeds described below. The Company may not require any changes to the offer or direct the marketing of the Property or expenditures by the Insured for restoration of the Property as a condition to its approval.

                  2. If the Company approves the offer submitted by the Insured, it must also advise the Insured of the estimated net proceeds which it has calculated. The estimated net proceeds calculated by the Company will be the estimated gross sales proceeds to be received by the Insured less all reasonable estimated expenses submitted by the Insured and approved by the Company in its approval of the offer which have been or are expected to be paid by the Insured in obtaining and closing the sale of the Property. If the estimated net proceeds as calculated by the Company is acceptable to the Insured, the Loss payable shall be computed as determined below. If such calculation is not acceptable to the Insured, the offer shall be deemed to have not been approved by the Company.

                  3. If the Company approves the offer, the Loss payable by the Company under this Section 5.10 will be the lesser of (i) the actual net amount as calculated below, or (ii the percentage guaranty option under Section 6.3(b) without regard to a sale of the Property. The actual net amount will be the Claim Amount calculated under
                       Section 6.2, except that (a) delinquent interest will be computed through the closing date for sale of the Property and (b) the Claim Amount shall be reduced by the actual net proceeds realized by the Insured from the sale of the Property. The actual net proceeds will be determined in the same manner as the estimated net proceeds, but on the basis of the actual sales proceeds. For purposes of computing a Loss, such actual net proceeds shall not be less than the estimated net proceeds calculated by the Company under this subparagraph (c), or as otherwise approved by the Company.

                  4. The Company shall not unreasonably withhold its approval of expenses submitted to it after its approval of an offer. Expenses paid to Persons employed or controlled by the Insured or the Owner of the Loan or their internal costs will not be allowed in calculation of either the estimated or actual net proceeds.

                  5. If requested by the Company, the Insured shall advise the Company of the name of the real estate broker or other Person marketing the Property and authorize such broker or other Person to release marketing information about the Property to the Company, if requested by the Company.

       5.11 Foreclosure Bidding Instructions Given by the Company -- The Insured will be entitled to bid at the foreclosure sale held as part of the Appropriate Proceedings any amount which it determines necessary to obtain Borrower's Title to the Property, unless otherwise directed by the Company. The Company will be entitled to direct the Insured to bid an amount to be determined by the Insured within a minimum and maximum range, as follows:

             a. The minimum amount shall not be less than the fair market value of the Property, but if there has been Physical Damage to the Property which affects its fair market value (as determined before such Physical Damage) by more than ten per cent (10%), the fair market value of the Property shall be its fair market value after restoration of the Property.

             b. The maximum amount shall not exceed the greater of (1) the fair market value of the Property as determined under subparagraph (a) above, or (2) the estimated Claim Amount less the amount which the Company would pay as the percentage guaranty option under Section 6.3(b).

             c. For purposes of this Section 5.11, fair market value shall be determined as of a date acceptable to the Company by an opinion of an independent real estate broker, or by an independent appraiser, in either case selected by or acceptable to the Company.

                  The Insured is not required to acquire Borrower's Title if it has bid in accordance with this Section 5.11, whether or not pursuant to directions from the Company.

       5.12 Effect of Unexpired Redemption Period on Payment of a Claim -- If the Insured files a Claim prior to expiration of an applicable redemption period, the Loss payable shall only be computed through the date of filing of the Claim, and if the Company elects to acquire the Property, the Insured will remain responsible for management and control of the Property until the Company's acquisition thereof, which may be after expiration of the redemption period, but not later than as required by Section 6.4.

             If the Company has paid to the Insured a Claim under its percentage guaranty option in Section 6.3 (b), and the related Property is subsequently redeemed by the Borrower, the Insured shall promptly report such redemption to the Company and reimburse the Company for the amount of the Company's Claim payment, to the extent that the sum of the Company's Claim payment and the amount realized by the Insured from the redemption exceeds the Claim Amount, as would have been calculated through the date of redemption.

       5.13 Collection Assistance -- If the Company so requests, the Insured shall permit the Company to cooperatively assist the Insured in the collection of moneys due under the Loan, including obtaining information from the Borrower, attempting to develop payment schedules acceptable to the Insured, conducting Property inspections and requesting appraisals of the Property.

6      Loss Payment Procedure

       6.1 Filing of Claim-- The Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then the Claim must be filed (a) within sixty (60) days after the Property is conveyed in a pre-foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) at the time specified by Section
             5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty
             (60) day period for filing of a Claim.

             If the Insured fails to file a Perfected Claim within one hundred eighty (180) days after the filing of the Claim (or within such longer period of time as the Company may allow in writing), the Insured will no longer be entitled to payment of a Loss and the Company will not be obligated to make any payment under this Policy.

       6.2 Calculation of Claim Amount-- Subject to Sections 7.5 and 5.3, the Claim Amount will be an amount equal to the sum of:

             a. The amount of unpaid principal balance due under the Loan as of the date of Default without capitalization of delinquent interest, penalties or advances; and

             b. The amount of accrued and unpaid interest due on the Loan computed at the contract rate stated in the Loan through the date that the Claim is filed with the Company, but excluding applicable late charges, penalty interest or other changes to the interest rate by reason of Default; and

             c.   The amount of advances incurred by the Insured under Section
                  5.7 prior to filing of the Claim (except to Persons employed or controlled by the Insured or the Owner of the Loan or their other internal costs) provided that:

                  1. Attorney's fees advanced for completion of Appropriate Proceedings and obtaining Possession of the Property will not be allowed to the extent they exceed three percent (3%) of the sum of the unpaid principal balance and the accrued and accumulated interest due; and

                  2. Such advances, other than attorney's fees, must have first become due and payable after the Default, and payment of such advances must be prorated through the date the Claim is filed with the Company;

             less:

             (i) The amount of all rents and other payments (excluding proceeds of a sale of the Property and the proceeds of fire and extended coverage insurance) collected or received by the Insured, which are derived from or in any way related to the Property;

             (ii) The amount of cash remaining in any escrow account as of the last payment date;

             (iii) The amount of cash or other collateral to which the Insured has retained the right of possession as security for the Loan;

             (iv) The amount paid under applicable fire and extended coverage policies which are in excess of the cost of restoring and repairing the Property, if the Property is damaged, and which has not been paid to the Borrower or applied to the payment of the Loan as required by the terms of the Loan; and

             (v) Any other amounts claimed by the Insured to the extent they are excluded from the Claim Amount by reason of Section 4.

       6.3 Payment of Loss; Company's Options -- Within the Settlement Period, but only if the Insured has satisfied all requirements for a payment of Loss and if the Company has received a Perfected Claim, the Company shall at its sole option exercise its:

             a. Property acquisition settlement option. Pay to the Insured as the Loss the Claim Amount calculated in accordance with
                  Section 6.2 for the Company's acquisition of the Property;
                  or

             b. Percentage guaranty option. Allow the Insured to retain all rights in and title to the Property, and pay to the Insured as the Loss the Claim Amount calculated in accordance with
                  Section 6.2 of this Policy multiplied by the percentage of coverage or as otherwise calculated as specified in the Certificate. However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the percentage guaranty option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

             c. Pre-Claim sale option. Pay to the Insured as the Loss the amount calculated in accordance with Section 5.10, if the terms and conditions of Section 5.10 are met.

             In addition to the sum due pursuant to the option described above which the Company selects, the Loss payable by the Company will include the other amounts provided for under Sections 6.5 or 7.2 when such Sections are applicable. The Company will deduct from its payment of Loss such amounts as may be permitted by this Policy and the aggregate amounts of any payments of Loss which it had previously made. In the event of a Loss on a Loan with renewal premiums due monthly, which results from a Default covered under Section 2.6(a), the Company shall deduct from the payment of Loss an amount equal to any unpaid renewal premiums for the subject Loan through the end of the monthly renewal period in which such Default occurred.

       6.4 Calculation of Settlement Period-- The Settlement Period will be a sixty (60) day period after the Company's receipt of a Claim, calculated as follows:

             a. No later than the twentieth (20th) day after filing of a Claim, the Company may notify the Insured of additional documents or information which it requires for processing the Claim. The sixty-day period will be suspended until the Company receives such additional documents and information. The Company may request additional documents and information after such twenty-day period, and the Insured must use reasonable efforts to satisfy such request.

             b. No later than the sixtieth (60th) day after filing of a Claim, the Company may notify the Insured that it will require access to the Property sufficient to inspect, appraise and evaluate the Property. If the Company does not notify the Insured by that date, its right to such access will be deemed waived. If such notice is given, the Insured will use its best efforts to provide access to the Company and, if access is not then available, the sixty day period will be suspended from the date such notice was given until the Company receives notice from the Insured that access is available to it. If access is in fact not available when sought by the Company after such notice from the Insured, the Company will promptly notify the Insured of such unavailability, and the passage of the sixty day period will remain suspended as if the Insured's notice of availability had not been given to the Company.

             c. If the Company has elected to acquire the Property in settlement of a Claim, the sixty day period also will be suspended if necessary for there to be a period of ten (10) days after the date on which the Insured satisfies all conditions to acquisition, including any required restoration of the Property, for the Insured's delivery of a recordable deed and title policy or opinion evidencing Good and Merchantable Title (not subject to any rights of redemption, unless the Company waives such requirement) and, if applicable, delivery of Possession to the Property.

             d. If the sixty day period is suspended for more than one reason, the resulting suspended periods will only be cumulative if in fact they occur at different times; to the extent they occur simultaneously, they will not be cumulative.

       6.5 Payment by the Company After the Settlement Period -- If the Company has not paid a Loss during the Settlement Period, then
             (a) the Company will include in its payment of Loss, if a Loss is ultimately payable, simple interest on the amount payable accruing after the Settlement Period to the date of payment of Loss at the applicable interest rate or rates which would have been payable on the Loan during such period, and (b) the Company will no longer be entitled to acquire the Property as an option for payment of the Loss.

             The Company must either pay the amount of applicable Loss (including any additional applicable interest as computed above) or deny the Claim in its entirety within (a) one hundred twenty
             (120) days after expiration of the Settlement Period, or (b) if the Settlement Period has not expired, no later than one hundred eighty (180) days after filing of the Claim. If at a later date it is finally determined by agreement between the Insured and the Company (or by completion of legal or other proceedings to which the Insured and the Company are parties) that the Company was not entitled to deny all or a portion of the Claim, the Company will include in any resulting subsequent payment of Loss interest as calculated above through the date of such payment on the amount of Loss which the Company was not entitled to deny.

       6.6 Discharge of Obligation -- Payment by the Company of the amount of Loss required to be paid in accordance with this Policy will be a full and final discharge of its obligation with respect to such Loss under this Policy.

7      Additional Conditions

       7.1 Proceedings of Eminent Domain -- In the event that part or all of a Property is taken by eminent domain, or condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured must require that the Borrower apply the maximum permissible amount of any compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

       7.2   Pursuit of Deficiencies

             a. The Insured will be entitled to pursue Appropriate Proceedings, or shall at the direction of the Company pursue Appropriate Proceedings through the end of the Settlement Period, which may result in the Borrower becoming liable for a deficiency after completion of the Insured's acquisition of a Property. Such pursuit may not be directed by the Company unless such deficiency is estimated to exceed $7,500. If the Company proposes to pursue a deficiency judgment, in whole or in part for its account, it will notify the Insured at least thirty (30) days before the foreclosure sale. If the Company does not so notify the Insured, the deficiency judgment, if established by the Insured, will be solely for the account of the Insured, and the Company will not be subrogated to any rights to pursue the deficiency judgment.

             b. The following provisions will apply if, in completing Appropriate Proceedings there are additional expenses advanced pursuant to Section 5.7 or additional interest accrued on the Loan, due to (1) an additional redemptive period or a delay in acquisition of Borrower's Title, which period or delay is directly related to establishing the deficiency judgment or (2) legal proceedings which are necessary to establish and pursue the deficiency judgment and which would not otherwise be the custom and practice used.

                  i. If the deficiency judgment is to be established, in whole or in part, for the account of the Company, the Company must pay the Insured at the time of payment of the Claim, regardless of which settlement option the Company has selected, the full amount of:


                        (A)  such additional expenses advanced pursuant to
                             Section 5.7 by the Insured; and

                        (B) such additional interest accrued on the unpaid principal balance of the Loan at the contract rate stated in the Loan, but excluding applicable late charges, penalty interest, or other changes to the interest rate by reason of Default.

                  ii. If the deficiency judgment is not to be established, in whole or in part, for the account of the Company, none of the additional interest or expenses of the type described in subparagraph (i) above will be includable in the Claim Amount or payable at any time by the Company.

                  iii. For purposes of determining the additional expenses described in subparagraph (i) above resulting from pursuing the deficiency judgment, the limitation on attorneys' fees in Section 6.2 will not apply.

                  iv. All of the additional interest, expenses, attorney's fees and court expenses described in subparagraph (i) above will be accrued or advanced only through acquisition of Borrower's Title, including any additional redemptive period.

             c. The Company and the Insured may agree generally or with respect to a Loan to different terms and conditions than set forth in this Section 7.2.

                  The Company and the Insured also may agree to the joint pursuit or other arrangements for the collection of deficiency judgments on mutually acceptable terms and conditions.

       7.3 Subrogation -- Subject to Section 7.2(a), and only to the extent that the Company is entitled under applicable law to pursue such deficiency rights, the Company will be subrogated, upon payment of the Loss, in the amount thereof and with an equal priority to all of the Insured's rights of recovery against a Borrower and any other Person relating to the Loan or to the Property. The Insured must execute and deliver at the request of the Company such instruments and papers and undertake such actions as may be necessary to transfer, assign and secure such rights. The Insured shall refrain from any action, either before or after payment of a Loss, that prejudices such rights.

       7.4 Policy for Exclusive Benefit of the Insured and the Owner -- A Commitment and Certificate issued as the result of any Application submitted hereunder and the coverage provided under this Policy will be for the sole and exclusive benefit of the Insured and the Owner of the related Loan, and in no event will any Borrower or other Person be deemed a party to, or an intended beneficiary of, this Policy or any Commitment or Certificate.

       7.5 Effect of Borrower Insolvency or Bankruptcy on Principal Balance -- If under applicable insolvency or bankruptcy law, a Loan's principal balance secured by a Property is reduced (after all appeals of such reduction are final or the time for such appeals has lapsed without appeal), the portion of such principal balance of the Loan not secured by the Property, and related interest, will be includable in the Claim Amount, as provided in this
             Section 7.5.

             If a Default occurs on the Loan, the Insured has acquired Borrower's Title or Good and Merchantable Title to the Property as required by this Policy, and all other requirements for filing of a Claim are complied with, the Insured will be entitled to include in the Claim Amount (a) the amount of the principal balance of the Loan which was deemed unsecured under applicable insolvency or bankruptcy law, less any collections or payments on such unsecured principal balance received by the Insured, and (b) interest thereon at the rate and as computed in Section 6.2, from the date of Default giving rise to the Claim (but for no prior period). In no event will any expenses or other amounts associated with the amount by which the principal balance of the Loan became unsecured be includable in the Claim Amount, directly or by an addition to the principal balance includable in the Claim Amount.

       7.6   Arbitration of Disputes; Suits and Actions Brought by the Insured

             a. Unless prohibited by applicable law, all controversies, disputes or other assertions of liability or rights arising out of or relating to this Policy, including the breach, interpretation or construction thereof, shall be settled by arbitration. Notwithstanding the foregoing, the Company or the Insured both retain the right to seek a declaratory judgement from a court of competent jurisdiction on matters of interpretation of the Policy. Such arbitration shall be conducted in accordance with the Title Insurance Arbitration Rules of the American Arbitration Association in effect on the date the demand for arbitration is made, or if such Rules are not then in effect, such other Rules of the American Arbitration Association as the Company may designate as its replacement.

                  The arbitrator(s) shall be neutral person(s) selected from the American Arbitration Association's National Panel of Arbitrators familiar with the mortgage lending or mortgage guaranty insurance business. Any proposed arbitrator may be disqualified during the selection process, at the option of either party, if they are, or during the previous two (2) years have been, an employee, officer or director of any mortgage guaranty insurer, or of any entity engaged in the origination, purchase, sale or servicing of mortgage loans or mortgage-backed securities.

             b. No suit or action (including arbitration hereunder) brought by the Insured against the Company with respect to the Company's liability for a Claim under this Policy shall be sustained in any court of law or equity or by arbitration unless the Insured has substantially complied with the terms and conditions of this Policy, and unless the suit or action is commenced within three (3) years (five (5) years in Florida or Kansas) after the Insured has acquired Borrower's Title to the Property or sale of the Property approved by the Company is completed, whichever is applicable to a Loan. No such suit or action with respect to a Claim may be brought by the Insured against the Company until sixty (60) days after such acquisition of Borrower's Title or sale, as applicable to a Loan.

             c. If a dispute arises concerning the Loan which involves either the Property or the Insured, the Company has the right to protect its interest by defending the suit, even if the allegations contained in such suit are groundless, false or fraudulent. The Company is not required to defend any lawsuit involving the Insured, the Property or the Loan.

       7.7 Release of Borrower; Defenses of Borrower-- The Insured's execution of a release or waiver of the right to collect any portion of the unpaid principal balance of a Loan or other amounts due under the Loan will release the Company from its obligation under its Certificate to the extent and amount of said release. If, under applicable law, the Borrower successfully asserts defenses which have the effect of releasing, in whole or in part, the Borrower's obligation to repay the Loan, or if for any other reason the Borrower is released from such obligation, the Company will be released to the same extent and amount from its liability under this Policy, except as provided by Section 7.5.

       7.8   Amendments; No Waiver; Rights and Remedies; Use of Term
             "Including"

             a. The Company reserves the right to amend the terms and conditions of this Policy from time to time; provided, however, that any such amendment will be effective only after the Company has given the Insured written notice thereof by endorsement setting forth the amendment. Such amendment will only be applicable to those Certificates where the related Commitment was issued on or after the effective date of the amendment.

             b. No condition or requirement of this Policy will be deemed waived, modified or otherwise compromised unless that waiver, modification or compromise is stated in a writing properly executed on behalf of the Company. Each of the conditions and requirements of this Policy is severable, and a waiver, modification or compromise of one will not be construed as a waiver, modification or compromise of any other.

             c. No right or remedy of the Company provided for by this Policy will be exclusive of, or limit, any other rights or remedies set forth in this Policy or otherwise available to the Company at law or equity.

             d. As used in this Policy, the term "include" or "including" will mean "include or including, without limitation."

       7.9 No Agency -- Neither the Insured, any Servicer or Owner, nor any of their employees or agents, will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

       7.10 Successors and Assigns -- This Policy will inure to the benefit of and shall be binding upon the Company and the Insured and their respective successors and permitted assigns.

       7.11 Applicable Law and Conformity to Law -- All matters under this Policy will be governed by and construed in accordance with the laws of the jurisdiction in which the office of the original Insured on a Certificate is located. Any provision of this Policy which is in conflict with any provision of the law of such jurisdiction is hereby amended to conform to the provisions required by that law.

       7.12 Notice -- All claims, premium payments, tenders, reports, other data and any other notices required to be submitted to the Company by the Insured must be sent to the Company at MGIC Plaza, 250 East Kilbourn Avenue, Milwaukee, WI 53202. The Company may change this address by giving written notice to the Insured. Unless the Insured otherwise notifies the Company in writing, all notices to the Insured must be sent to the address on the face of this Policy or, if the Insured is not located at such address, to the last known address of the Insured.

             All notices under this Policy, whether or not identified in this Policy as required to be in writing, will be effective only if in writing and only upon receipt thereof. Written notices may instead be given in the form of telecopy or, if acceptable to the Company (for notices given to the Company) or to the Insured (for notices given to the Insured) in the form of computer tape or computer-generated or any other electronic message. A telecopy or such tape or message shall be effective only when received. The Company and the Insured may mutually agree that notices will be sent to any additional Person. Except as expressly agreed to by the Company and the Insured, no liability shall be incurred by the Company for the failure to give a notice to a Person other than the Insured.

       7.13 Reports and Examinations -- The Company may request, and the Insured must provide, such files, reports or information as the Company may deem necessary pertaining to any Loan, and the Company will be entitled to inspect the files, books and records of the Insured or any of its representatives pertaining to such Loan.

       7.14 Electronic Media -- The Company and the Insured may, from time to time, deliver or transfer information, documents or other data between them by electronic media acceptable to them. In addition, the Company and the Insured may maintain information, documents or other data on electronic media or other media generally accepted for business records, including microfiche. Such electronic or other media will be as equally acceptable for all purposes between the Insured and the Company as information, documents or other data maintained in printed or written form.

         ------------------------------------------------------------
                Endorsement to Mortgage Guaranty Master Policy
         ------------------------------------------------------------


-------------------------------------------------------------------------------

Policy Issued To:                       Attached to and Forming Part of Master
Bank One National Association as                      Policy Number:
Trustee f1or the CSFB Mortgage-Backed                 12-136-4-1749
Pass-Through Certificates Series 2001-11
One Bank One Plaza                             Effective Date of Policy:
Suite IL 1-0430
Chicago, Illinois 60670                                May 1, 2001
------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans which may be in addition to other mortgage guaranty insurance coverage separately in effect for each of such Loans. This Endorsement will apply only to a Loan which is approved by the Company for insurance under it, which approval shall include a Loan underwritten by the Insured in accordance with the Company's Master Reporting Program (Delegated Underwriting Program). To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of the Policy shall apply to a Loan insured under this Endorsement, but with the Policy amended by adding, deleting, or amending the following terms and conditions, as indicated:

I.    Primary Policy

      A.  The following definitions are added to the Policy:

          1.30 "Original LTV" means the ratio of the principal balance of a Loan at its origination to the Value of the Property, as calculated according to the Company's standard procedures.

          1.31 "Primary Policy" means the policy or guarantee issued by a mortgage guaranty insurance company approved for insurance of mortgage loans sold to either the Federal National Mortgage Association ("Fannie Mae") or the Federal Home Loan Mortgage Corporation ("Freddie Mac"), which provides the minimum coverage required by Section 5.14 hereof, and under a form of policy approved by Fannie Mae or Freddie Mac and in general use for the mortgage loans sold to Fannie Mae or Freddie Mac, as applicable. Upon the Company's request, from time to time, the Insured shall provide to the Company a copy of the form of each Primary Policy under which it obtains coverage.

          1.32 "Per Loan Loss Percentage" means, as applicable to Loans with an Original LTV as follows, the indicated percentage, or for some or all of the Loans such other percentage as shown on the applicable Certificate:

                             Original LTV             Per Loan Loss Percentage
                             ------------             ------------------------
                           > 95 and :< 100.0                     10%
                                     -
                            > 90 and < 95.0                      7%
                                     -
                            >85 and < 90.0                       9%
                                    -
                           > 80.0 and < 85.0                     18%
                                      -
                           > 75.0 and < 80.0                     25%
                                      -
                          > 70.0 and :< 75.0                     20%
                                      -
                          > 65.0 and :< 70.0                     15%
                                      -
                           > 60.0 and < 65.0                     8%
                                      -

      B. The following additional exclusions from coverage contained in new Sections 4.11 and 4.12 are added to the Policy:

          4.11 Coverage Required Under Primary Policy - Any Claim, if for any reason coverage under a Primary Policy described in Section
                5.14 was not in effect at the time of conveyance of the Property as described in Section 6.1 of this Policy.

          4.12 Payment of the Full Benefit of the Primary Policy - Any portion of any Claim for Loss to the extent the Insured under the related Primary Policy has not received the amount of the full benefit of the percentage option claim payment under the Primary Policy (irrespective of the reason or cause, including insolvency of the Primary Policy insurer or failure of the Insured to comply with the terms and conditions of the Primary Policy), assuming that all the terms and conditions of the Primary Policy were fully complied with.

      C   Section 5.8 is amended by adding a new subparagraph (f) as follows:

          f. A copy of the claim and evidence of the payment of, and any adjustments to, the claim under the Primary Policy, and other information related to such Primary Policy as the Company may reasonably request.

      D. The following additional condition precedent to payment of Claim, in new Section 5.14, is added to the Policy:

          5.14 Coverage Required Under Primary Policy - Except as hereinafter provided, the Insured shall have coverage in full force and effect under a Primary Policy at the time of conveyance of the Property as described in Section 6.1 of this Policy, which provides coverage against loss resulting from a Borrower's Default. The Primary Policy shall, as a minimum, provide coverage on the principal amount of the Loan in at least the following percent, as applicable to the indicated Original LTV, or for some or all of the Loans such other coverage percent as set forth on the applicable Certificate:

                                               Minimum Primary Policy Coverage
                        Original LTV                   Percentage
                  -----------------------    ----------------------------------
                     > 80.0 and < 85.0                     12%
                                -
                     > 85.0 and < 90.0                     25%
                                -
                     > 90.0 and < 100.0                    30%
                                -

                Coverage of a Loan under a Primary Policy must remain in force until cancellation thereof is required under applicable law.

      E. The first paragraph of Section 6.1 is deleted in its entirety and replaced with the following:

          The Insured must submit and settle its claim under a Primary Policy before a Claim on such Loan may be filed under this Policy, and the Insured shall file a Claim after, but no later than sixty (60) days following, the conveyance to the Insured of Borrower's Title to the Property, and the settlement of the claim under the Primary Policy, whichever is later. If the Insured is not required to have Borrower's Title to file a Claim for a reason described in Section 5.9, then, for purposes of the preceding requirements in which reference is made to a period of sixty (60) days following the conveyance to the Insured of Borrower's Title to the Property, in lieu of such reference shall be substituted, as applicable, (a) sixty (60) days after the Property is conveyed in a foreclosure sale, at the foreclosure sale, or by exercise of the rights of redemption or (b) the time specified by Section 5.3. If the Insured fails to file a Claim within the applicable time, the Insured will not be entitled to, and the Company will not be obligated for, any payment under this Policy for amounts, including additional interest and expenses, which would otherwise be claimable, but which accrue or are incurred after the sixty (60) day period for filing of a Claim.

      F. The introduction to Section 6.2 is deleted in its entirety and replaced with the following:

          6.2 Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, and the requirement for a Primary Policy, if any, the Claim Amount will be an amount equal to the sum of:

      G. Section 6.2 is amended by deleting "and" after subparagraph (iv) and inserting "; and" in place of the period at the end of (v), and by adding a new subparagraph (vi) as follows:

          (vi). The greater of the amount of any claim payment pursuant to a Primary Policy which the Insured received, or which the Insured should have received in order for the exclusion under
                Section 4.12 of this Policy not to have applied.

      H. Section 63(b) is deleted in its entirety and replaced with the following:

          a. Per Loan Loss Percentage Option. In the event the Company does not acquire the Property, allow the Insured to retain all rights and title to the Property and pay to the Insured As the Loss the lesser of: (i) the difference between the Claim Amount calculated in accordance with Section 6.2 and the amount realized by the Insured pursuant to its sale, if any, of the Property as provided in Section 5.10 and (ii) the Per Loan Loss Percentage option which shall be calculated by multiplying the applicable Per Loan Loss Percentage for such Loan times the Claim Amount (without any reduction for the Primary Policy claim payment pursuant to Section 6.2(vi)). However, if prior to the Company's payment of the Loss, a third party acquires title to the Property at the foreclosure sale or a Borrower redeems the Property (unless such acquisition or redemption occurs because the Insured failed to bid as provided in Section 5.11), then the Company shall pay the lesser of: (i) the Per Loan Loss Percentage option amount described above; or (ii) the difference between the Claim Amount and the amount realized by the Insured at the foreclosure sale or redemption; or

      I.  The following is added to Section 6.3:

          Without limiting the requirements and conditions to filing and payment of a Claim contained in this Policy, if the Property has been acquired by the insurer under a Primary Policy, no Loss shall be payable under this Policy. For purposes of this Policy any references to "percentage guaranty option" shall be to the "Per Loan Loss Percentage guaranty option".

II.   Other Provisions

      A. Section 1.13 of the Policy is deleted in its entirety and replaced with the following:

          1.13  Insured means:

                a.  The Person designated on the face of this Policy; or

                b. any Person to whom coverage has been assigned as permitted by Section 3.5 resulting in a change in the Insured named on a Certificate in accordance with this Policy.

      B. Section 2.4 and all references thereto in the Policy are deleted in their entirety.

      C.  Section 2.8 is amended to read in its entirety as follows:

          2.8 Cancellation by the Insured of a Certificate - Notwithstanding any provision to the contrary in this Policy, the Insured shall be obligated to maintain coverage of a Certificate for a Loan and to pay corresponding premiums for continuation of such coverage except that coverage on a Loan under this Policy may be cancelled by the Insured effective when the unpaid principal balance of the Loan is less than 55% of the Value of the Property or if otherwise permitted in writing by the Company. Subject to the foregoing obligation of the Insured to maintain coverage, the Insured may obtain cancellation of coverage on a Loan, by making a written request to the Company for cancellation of coverage on the Loan. However, no refund will be paid upon cancellation of coverage on a Loan. Cancellation of coverage on a Loan will not cancel this Policy.

      D.  Section 3.5 is amended to read in its entirety as follows:

          3.5 Change of Insured - Change of Insured shall only be allowed if advance written approval is obtained from the Company (which approval shall be in the sole and absolute discretion of the Company). If the Company approves the change of Insured, the Company shall, thereafter, change its records to identify the new Insured for such Loan.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation                                    MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488

             ----------------------------------------------------
                Endorsement to Mortgage Guaranty Master Policy
                           With Aggregate Loss Limit
             ----------------------------------------------------


------------------------------------------------------------------------------

Policy Issued To:                     Attached to and Forming Part of Master
Bank One National Association as                      Policy Number:
Trustee for the CSFB Mortgage-Backed                  12-136-4-1749
Pass-Through Certificates
Series 2001-11                                 Effective Date of Policy:
One Bank One Plaza
Suite IL 1-0430                                        May 1, 2001
Chicago, Illinois 60670

Total Initial Principal Balance:      $597,754,437

Aggregate Loss Percentage:            Nineteen Percent (19.0%).

Aggregate Loss Limit:                 $113,573,343


------------------------------------------------------------------------------


The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for an aggregate loss limit for the mortgage guaranty insurance coverage under the Policy. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The terms and conditions of this Endorsement shall apply to the coverage of all Loans under the Policy.

     A.   The following definitions are added to the Policy:

          1.40 Aggregate Loss means, at any given time, the total of all Losses on Loans, including advance payments of Loss and partial payments of Loss with respect to a Default, paid by the Company, reduced by the net proceeds received by the Company upon disposal of Properties acquired by the Company in settlement of such Losses. For purposes hereof, the term "net proceeds" shall consist of the sale price received by the Company, reduced by any expenses, payments or costs incurred by the Company in the ownership, maintenance and disposition of a Property, including all expenses of the type which would have been includable in a Claim for Loss, brokerage commissions, title insurance expenses, recording fees, and other costs and expenses of closing the sale of the Property; and expenses regarding the physical condition of the Property in order to make it ready for sale.

          1.41 Aggregate Loss Limit means the Total Initial Principal Balance (as shown on this Policy) of Loans, multiplied by the Aggregate Loss Percentage. The Aggregate Loss Limit represents the maximum aggregate amount payable by the Company under this Policy, and when the Aggregate Losses paid by the Company under this Policy are an amount equal to the Aggregate Loss Limit, the liability of the Company to pay any additional Losses ceases, unless and until the Aggregate Losses are reduced below the Aggregate Loss Limit.

          1.42 Aggregate Loss Percentage means that percentage identified on this Policy, as such percentage may be adjusted and in effect from time to time as set forth in this Policy.

          1.43 Initial Principal Balance means the unpaid principal balance at the Certificate Effective Date of a Loan.

          1.44 Total Initial Principal Balance means the sum of the Initial Principal Balances of all Loans.

     B. Section 1.15 is deleted in its entirety and replaced with the following:

          1.15 Loss means the liability of the Company with respect to a Loan for payment of a Perfected Claim which is calculated in accordance with Section 6.3, but subject to the Aggregate Loss Limit. A Loss will be deemed to have occurred when a Default on a Loan occurs, even though the amount of Loss is not then either presently ascertainable or due and payable.

     C. Section 2.3 of the Policy is amended by adding the following sentence at the end thereof:

          In the case of rescission of coverage retroactively to the Certificate Effective Date, the Aggregate Loss Limit shall be adjusted as if such Loan had not been insured.

     D. The introductions to Section 6.2 in the Policy or any other endorsement to the Policy are deleted in their entirety and replaced with the following:

          6.2 Calculation of Claim Amount - Subject to Sections 7.5 and 5.3, the requirement for a Primary Policy, if applicable, and to the Aggregate Loss Limit, the Claim Amount will be an amount equal to the sum of:

     E. The following is added to Section 6.3 of the Policy and after any other endorsements:

          When the Aggregate Loss paid by the Company under this Policy is an amount equal to the Aggregate Loss Limit, the liability of the Company to pay any additional Claims for Losses ceases until the Aggregate Loss is reduced below the Aggregate Loss Limit, at which time this Section 6.3 will again apply to any previously Perfected Claims.

All terms capitalized will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation                                    MGIC
250 E. Kilbourn Avenue
P.O. Box 488, Milwaukee, Wisconsin 53201-0488

              --------------------------------------------------
                     Master Reporting Program Endorsement
                        For Illinois Bulk Transactions
              --------------------------------------------------


------------------------------------------------------------------------------

Policy Issued To:                      Attached to and Forming Part of Master
Bank One National Association                       Policy Number:
as Trustee for the CSFB                             12-136-4-1749
Mortgage-Backed Pass-Through
Certificates Series 2001-11                    Effective Date of Policy:
One Bank One Plaza
Suite IL 1-0430                                       May 1, 2001
Chicago, Illinois 60670

------------------------------------------------------------------------------

The purpose of this Endorsement is to amend terms and conditions of the Policy to provide for the insurance of Loans under the Master Reporting Program made available by the Company to certain Insureds to whom this Endorsement is issued. An Insured will be entitled to submit Loans for insurance under this Endorsement until written notice from the Company to the Insured. This Endorsement will apply only to a Loan which is identified by the Company as being insured under the Master Reporting Program. To the extent of any inconsistency or conflict between the terms of the Policy and this Endorsement, this Endorsement will control. The Policy is amended by adding, deleting, or amending the following terms and conditions, as indicated:

     A.   The following additional definitions are added to Section 1 of the
          Policy:

          1.27 Eligibility Criteria means the requirements established by the Company from time to time applicable to the origination of a Loan (including approved mortgage loan programs, maximum loan-to-value ratios and original principal amounts, coverage limitations and underwriting requirements) and of which the Company notifies the Insured, as the same may be amended from time to time by the Company on prior written notice to the Insured.

          1.28 Transmittal means the information and format designated as such by the Company which requests or directs the Company to issue its Commitment and tender its Certificate with respect to the Loan identified therein, which may be identified by the title "Transmittal" and which includes all data and information and all exhibits and documents furnished in connection therewith to the Company. Whenever the term "Application" is used in this Policy, the term "Transmittal" and its definition will be substituted therefor.

          1.29 Loan File means, with respect to a Loan, copies of all documents (including all data and information in electronic format) created or received in connection with the origination and closing of the Loan, including the Borrower's loan application, purchase contract, appraisal, credit report, verifications of employment, income and deposit, and HUD-1 or other settlement statement.

     B. Sections 2.1 through 2.3 of the Policy are deleted in their entirety and replaced with the following:

          2.1 Loan Underwriting and Obtaining Coverage - This Policy shall automatically extend to each Loan which the Insured submits for coverage under this Policy, provided that it is made in accordance with the terms and provisions of this Policy, including the Eligibility Criteria, and is evidenced by a Certificate issued by the Company. In order to obtain coverage under this Policy for a Loan, the Insured or the Person acting on its behalf must submit a duly completed Transmittal to the Company within thirty (30) days after the Insured makes or purchases the Loan (or such longer period as allowed by the Company), and the Company shall then issue a Commitment and Certificate, if all applicable requirements are satisfied.

                If the Insured or the Person acting on its behalf subsequently denies the mortgage loan application received by it from the applicant, the Insured will be responsible for notifying the applicant in compliance with any applicable state or federal laws or regulations, including the Equal Credit Opportunity Act and any other similar law or regulation.

          2.2 Representations of the Insured - The Insured represents to the Company that:

                a. All statements made and information provided to the Company in a Transmittal or in a Commitment or Certificate (including as such is related to continuation of coverage upon assumption of a Loan) are supported by statements and information in the Loan File;

                b. All statements made and information provided to the Company in the Transmittal or in any Commitment or Certificate when provided to the Company or contained in the Loan File when the Loan is closed are not false or misleading in any material respect as of such date(s) and do not omit any fact necessary in order to make such statements and information not false or misleading in any material respect as of such date(s); and

                c. The Loan complies with the Eligibility Criteria in effect at the time the Transmittal is submitted to the Company.

                      The foregoing representations will apply to all statements and information provided to the Company in the Transmittal, Commitment or Certificate or contained in the Loan File, whether made or submitted by the Insured, the Borrower or any other

                      Person, and will be deemed to have been made and provided for and on behalf of the Insured. The foregoing representations shall be effective whether or not they are made by the Insured or other Person with the intent to deceive or mislead, or with the knowledge that they are not true and correct.

                      It is understood and agreed that such statements and information in the Transmittal, Commitment or Certificate, or Loan File in the aggregate are, and in certain instances individually may be, material to the Company's decision to offer, provide or so continue coverage of the related Loan; the Company issues the related Commitment and Certificate or continues coverage in reliance on the accuracy and completeness of such statements and information submitted to it; and the Company's reliance on the representations in this
                      Section 2.2 survive the issuance of a Commitment and Certificate or such continuation of coverage and any later review or audit of the Insured's files by the Company. Without otherwise limiting the scope of this
                      Section 2.2, a breach of Section 4.8 relating to down payment will be deemed a material misrepresentation for purposes of this Section 2.2.

          2.3 Company's Remedies for Misrepresentation - If any of the Insured's representations as described in Section 2.2 are materially false or misleading with respect to a Loan, the Company will have at its option, the right to defend against a Claim, or to the extent permitted by applicable law, to cancel or rescind coverage under any Certificate retroactively to commencement of coverage (or if the misrepresentation occurs with respect to continuation of coverage upon assumption of a Loan, to so defend, cancel or rescind retroactively to the date of such continuation). In the case of such cancellation or recision, the Company shall return at that time all paid premiums retroactively to such applicable date.

     C. Section 2.4 and all references thereto in the Policy are deleted in their entirety.

     D.   Section 2.12 of the Policy is added with the following:

          2.12 Post Underwriting Review and Copies of Loan Files - The Company or representatives designated by it will have the right, from time to time, upon thirty (30) days advance notice to the Insured, to conduct a post underwriting review (including inspection) of the Loan Files and other information, papers, files, documents, books, records, agreements, and electronically stored data prepared or maintained by or in the possession or under the control of the Insured pertaining to or in connection with Loans insured under this Policy. The Company will have the right to conduct the review on the Insured's premises during normal business hours. The Insured must cooperate fully with the review. In addition, either in written notice to obtain from the Insured a copy of the Loan File for any Loan for which a Commitment or Certificate has been issued pursuant to this Policy. If for any reason the Insured fails to provide a copy of a Loan File at the time of the Company's review or upon the Company's other notice, the Company will provide a second notice to the Insured, allowing the Insured to provide it within an additional thirty (30) day period, then, at the Company's option, the Company will have the right to cancel coverage under the related Certificate.

     E. Section 4.8 is deleted in its entirety and replaced with the following:

          4.8 Down Payment - Any Claim involving a Loan which is for the purchase of the Property, and for which the Borrower did not make a down payment as described in the Transmittal or Loan File.

     F.   Section 4.11 of the Policy is added with the following:

          4.11 Non-Eligible Loans - Any Loan that did not meet the Eligibility Criteria in effect at the time the related Transmittal was submitted to the Company.

     G. Section 7.9 of the Policy is deleted in its entirety and replaced with the following:

          7.9 No Agency - Neither the Insured, any Servicer, or Owner nor any of their employees or agents (including the Persons underwriting the Loan on behalf of the Insured) will be deemed for any reason to be agents of the Company. Neither the Company, nor any of its employees or agents, will be deemed for any reason to be agents of any Insured, Servicer or Owner.

All terms capitalized herein will have the meanings set forth in the Policy, except as otherwise defined herein. Nothing herein contained will be held to vary, alter, waive or extend any of the terms and conditions of the Policy, or any amendments thereto, except as expressly set forth above.

Mortgage Guaranty Insurance Corporation                                   MGIC


Bernhard W. Verhoeven
Vice President
Risk Management


May 29, 2001


Mr. Bruce Good                                               Ms. Sandra Whalen
Credit Suisse First Boston            Bank One National Association as Trustee
11 Madison Avenue                        For CSFB Mortgage-Backed Pass-Through
New York, NY 10010-3629                            Certificates Series 2001-11
                                           One Bank One Plaza, Suite IL 1-0430
                                                       Chicago, Illinois 60671


          RE: Indicative Terms for Mortgage Insurance on Combined Pools 1, 2 and 4 of CSFB 2000-11 Securitization


Dear Mr. Good and Ms. Whalen:

Mortgage Guaranty Insurance Corporation ("MGIC") has reviewed the information you provided concerning the above-referenced portfolio and is providing pricing and terms to issue lender-paid first lien mortgage insurance coverage on the loans contained within the portfolio. This indicative pricing is subject to additional due diligence being performed by MGIC and the following terms and conditions:

1. Portfolio Size. MGIC identified 702 insurable loans (total current balance of $284,362,575) with LTVs greater than 60 percent. I have e-mailed the exact loans we have determined to be insurable in a separate attachment. Loans were excluded based on the Eligibility Criteria highlighted in this letter under Section 8 below. The actual size of the portfolio may vary due to recent prepayments and delinquencies.

2. Loan Coverage. Lender-paid mortgage insurance will be issued on each mortgage loan that meets the applicable Eligibility Criteria (as set forth below) with a coverage percentage sufficient to reduce exposure to 60%, with the explicit assumption that each loan with a loan-to-value ratio ("LTV") that exceeds 80% shall have primary mortgage insurance in place with the minimum coverage levels as set forth in the table below. The mortgage insurance to be provided by MGIC in this transaction on the above 80% LTV loans is therefore supplemental to the primary mortgage insurance coverage assumed to be in place on such loans.

                                            Minimum Primary Policy
                          LTV                         Coverage
                  ---------------------   ---------------------------
                    > 90.0 and < 100                    30%
                               -
                    > 85.0 and < 90.0                   25%
                               -
                    > 80.0 and < 85.0                   12%
                               -

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 2

3. Premium. Premiums shall be paid monthly for each insured loan, applied to the outstanding principal balance of the loan. The annualized monthly premium quoted below for each loan shall be prorated for payment on a monthly basis and shall be non-refundable.

     The following annualized premium rate does not reflect premium taxes which are due and required to be paid by the Insured in the states of Kentucky and West Virginia. The taxes range from 1% of premium in West Virginia to 1.5% - 17.0% in Kentucky, with the rate based on the city and county of the property.

                            Exposure                            Annualized
      Insured Level        As Defined        Coverage         Monthly Premium
     ----------------     ------------    --------------    ------------------
        > 60% LTV             60%          Defined Above           28 bp

4. Initial Coverage. Initial coverage shall be effective as required to gain benefit from the coverage, with the initial premium due no more than 30 days after the effective date of coverage.

5. Named Insured. Bank One National Association ("Bank One") at the above address as Trustee of the Trust shall be the named Insured under the MGIC Mortgage Guaranty Master Policy and all commitment/certificates covering the loans insured.

6. Bulk Certificate. MGIC will provide one bulk insurance commitment/certificate for all of the loans insured hereunder, together with a summary of the coverage information on a loan-by-loan basis in an electronic format. MGIC will not be obligated to issue individual commitment/certificates for such loans.

7. Restrictions on Cancellation and Assignment. The premium rate for loans insured hereunder was calculated based upon a weighted average of the loan-to-value ratio ("LTV") of all loans in the portfolio. Consequently, the Insured agrees that neither it nor any future insured under any MGIC commitment/certificate covering any such loan shall cancel coverage or permit it to lapse for non-payment of premium until the principal balance of the loan either is paid in full or has amortized down to a level that results in an LTV equal to its insured exposure level less 5%. The Insured also agrees that the insurance coverage to be issued is non-assignable.

8. Eligibility Criteria. In order to be insurable by MGIC hereunder, loans must meet the following Eligibility Criteria, except for loans listed in Attachment A:

     (a) FICO Scores. Loans must have a valid original FICO Credit Score for the primary wage earner of 525 or higher for all LTVs at or below 95%, 620 or higher for all LTVs between 95.01% and 97% and 660 for all LTVs between 97.01% and 100%. If two scores are pulled the lower of two scores is used, if three scores are obtained the middle of three scores is used to borrowers score. Cash Out refinance loans greater than 90% LTV are ineligible.

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 3


     (b)  CLTVs. The combined loan-to-value ratio ("CLTV") may not exceed
          100%.

     (c) Foreclosures and Bankruptcies. No borrower on any loan may have any foreclosures in the last 24 months and all bankruptcies must have been discharged at least 24 months ago.

     (d) Delinquencies. Loans must be current and payments on any loan may not have been (i) thirty days delinquent on more than one occasion or (ii) sixty days delinquent at any time since the origination of the loan.

     (e)  Single Property. Loans may be secured by only one property.

     (f) Manufactured Homes. Loans secured by singlewides are ineligible for insurance. Loans secured by multi-sectional manufactured homes are insurable provided the home is considered real property and the FICO Credit Score for the primary wage earner under the loan, as provided to MGIC is either greater than or equal to 575.

     (g) 1-4 Units Only. Loans may be secured by 1-4 unit residential properties only. Eligible property types include single-family detached and attached (including condominiums, PUDs, and cooperative housing).

     (h) Multiple Loans to Same Borrower. No more than two loans will be insured with the same borrower (irrespective of other borrowers on either loan).

     (i) Adjustable Rate Mortgages. Any loan that contains potential or scheduled negative amortization is not eligible.

     (j) Credit Grade. Lender Credit Grades below B are ineligible for coverage.

     (k)  Debt Ratio. Total debt ratio may not exceed 55%.

     (i) Section 32 (HOEPA) loans. The loan cannot be a loan which would be required to comply with Section 226.32 of the federal truth-in lending regulation (commonly referred to as a "HOEPA loan").

9. Master Policy. All insurance coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Master Policy and applicable endorsements.

10. Underwriting. MGIC will be entitled to rely upon the Insured/Originator to determine individual loan acceptability based on the Eligibility Criteria set forth above and normal underwriting practices. MGIC will require the Insured to represent and warrant to MGIC that all of the loans to be insured hereunder meet the loan Eligibility Criteria set forth in Section 8 above.

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 4


11. Final Tape. A final data tape of insurable loans that meet the insurance Eligibility Criteria set forth above should be provided to MGIC at least 7 days prior to issuance of coverage by MGIC.

12. Accuracy of Information on Final Tape. The Insured acknowledges and agrees that (a) the mortgage loan information contained on the final tape provided to MGIC prior to issuance of coverage is material to MGIC's decision as to whether to issue such coverage, and (b) MGIC is relying on such information in issuing such coverage. The insured represents and warrants to MGIC that all mortgage loan information relevant to MGIC's insurance decision and contained on the final tape provided to MGIC prior to issuance of coverage is true, correct, and accurate.

13. Filings. The issuance of coverage hereunder is conditioned upon approval by the Department of Insurance in the domicile of the master policyholder of (a) MGIC's premium rate filing and (b) MGIC's Master Policy & Endorsements.

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 5

This pricing offer is available for 30 days subsequent to the date of this letter subject to the terms highlighted here. Please call me to discuss any terms or conditions highlighted here.

We look forward to working with you.

Sincerely

Bernhard W. Verhoeven
Vice President
Risk Management

Attachment


The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Credit Suisse First Boston

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________


The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Bank One National Association, in its capacity as Trustee for CSFB Mortgage-Backed Pass-Through Certificates Series 2001-11

BANK ONE NATIONAL ASSOCIATION, AS TRUSTEE FOR CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES SERIES 2001-11

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 6


This pricing offer is available for 30 days subsequent to the date of this letter subject to the terms highlighted here. Please call me to discuss any terms or conditions highlighted here.

We look forward to working with you.

Sincerely,



Bernhard W. Verhoeven
Vice President
Risk Management

Attachment



The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Credit Suisse First Boston

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________


The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Bank One National Association, in its capacity as Trustee for CSFB Mortgage-Backed Pass-Through Certificates Series 2001-11

BANK ONE NATIONAL ASSOCIATION, AS TRUSTEE FOR CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES SERIES 2001-11

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

Mr. Bruce Good and Ms. Sandra Whalan
May 22, 2001
Page 7


This pricing offer is available for 30 days subsequent to the date of this letter subject to the terms highlighted here. Please call me to discuss any terms or conditions highlighted here. We look forward to working with you.

Sincerely,



Bernhard W. Verhoeven
Vice President
Risk Management

Attachment



The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Credit Suisse First Boston

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________


The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Bank One National Association, in its capacity as Trustee for CSFB Mortgage-Backed Pass-Through Certificates Series 2001-11

BANK ONE NATIONAL ASSOCIATION, AS TRUSTEE FOR CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES SERIES 2001-11

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

CSFB - Group 1, 2 & 4

                  Attachment A
                  ------------

                    2949863
                    2970265
                    2969377
                    2969718
                    2867176
                    2949871
                    2187917
                    2719276
                    2855506
                    2855507
                    2855508
                    2855509

Mortgage Guaranty Insurance Corporation                                   MGIC

Bernhard W. Verhoeven
Vice President
Risk Management



May 29, 2001


Ms. Mimi Grotto                                              Ms. Sandra Whalen
Credit Suisse First Boston            Bank One National Association as Trustee
11 Madison Avenue                        For CSFB Mortgage-Backed Pass-Through
New York, NY 10010-3629                            Certificates Series 2001-11
                                           One Bank One Plaza, Suite IL 1-0430
                                                       Chicago, Illinois 60671


         RE: Indicative Terms for Mortgage Insurance on $314 Million Portfolio - RE-REVISED


Dear Mrs. Grotto and Ms. Whalen:

Mortgage Guaranty Insurance Corporation ("MGIC") has reviewed the information you provided concerning the above-referenced portfolio and is providing pricing and terms to issue lender-paid first lien mortgage insurance coverage on the loans contained within the portfolio. This indicative pricing is subject to additional due diligence being performed by MGIC and the following terms and conditions:

1. Portfolio Size. MGIC identified 752 insurable loans (total current balance of $313,391,862) with LTVs greater than 60 percent. I have e-mailed the exact loans we have determined to be insurable in a separate attachment. Loans were excluded based on the Eligibility Criteria highlighted in this letter under Section 8 below. The actual size of the portfolio may vary due to recent prepayments and delinquencies.

2. Loan Coverage. Lender-paid mortgage insurance will be issued on each mortgage loan that meets the applicable Eligibility Criteria (as set forth below) with a coverage percentage sufficient to reduce exposure to 60%, with the explicit assumption that each loan with a loan-to-value ratio ("LTV") that exceeds 80% shall have primary mortgage insurance in place with the minimum coverage levels as set forth in the table below. The mortgage insurance to be provided by MGIC in this transaction on the above 80% LTV loans is therefore supplemental to the primary mortgage insurance coverage assumed to be in place on such loans.

                                                 Minimum Primary Policy
                           LTV                            Coverage
                  -----------------------      ---------------------------
                    > 90.0 and < 100                        30%
                               -
                    > 85.0 and:< 90.0                       25%
                               -
                    > 80.0 and < 85.0                       12%
                               -

Mrs. Mimi Grotto and Ms. Sandra Whalen
May 29, 2001
Page 2


3. Premium. Premiums shall be paid monthly for each insured loan, applied to the outstanding principal balance of the loan. The annualized monthly premium quoted below for each loan shall be prorated for payment on a monthly basis and shall be non-refundable.

     The following annualized premium rate does not reflect premium taxes which are due and required to be paid by the Insured in the states of Kentucky and West Virginia. The taxes range from 1% of premium in West Virginia to 1.5% - 17.0% in Kentucky, with the rate based on the city and county of the property.

                             Exposure                            Annualized
         Insured Level      As Defined        Coverage         Monthly Premium
     -------------------- -------------   -----------------  ------------------
           > 60% LTV           60%          Defined Above           33 bp

4. Initial Coverage. Initial coverage shall be effective as required to gain benefit from the coverage, with the initial premium due no more than 30 days after the effective date of coverage.

5. Named Insured. Bank One National Association ("Bank One") at the above address as Trustee of the Trust shall be the named Insured under the MGIC Mortgage Guaranty Master Policy and all commitment/certificates covering the loans insured.

6. Bulk Certificate. MGIC will provide one bulk insurance commitment/certificate for all of the loans insured hereunder, together with a summary of the coverage information on a loan-by-loan basis in an electronic format. MGIC will not be obligated to issue individual commitment/certificates for such loans.

7. Restrictions on Cancellation and Assignment. The premium rate for loans insured hereunder was calculated based upon a weighted average of the loan-to-value ratio ("LTV") of all loans in the portfolio. Consequently, the Insured agrees that neither it nor any future insured under any MGIC commitment/certificate covering any such loan shall cancel coverage or permit it to lapse for non-payment of premium until the principal balance of the loan either is paid in full or has amortized down to a level that results in an LTV equal to its insured exposure level less 5%. The Insured also agrees that the insurance coverage to be issued is non-assignable.

8. Eligibility Criteria. In order to be insurable by MGIC hereunder, loans must meet the following Eligibility Criteria, except for loans listed in Attachment A:

     (a) FICO Scores. Loans must have a valid original FICO Credit Score for the primary wage earner of 525 or higher for all LTVs at or below 95%, 620 or higher for all LTVs between 95.01% and 97% and 660 for all LTVs between 97.01% and 100%. If two scores are pulled the lower of two scores is used, if three scores are obtained the middle of three scores is used to borrowers score. Cash Out refinance loans greater than 90% LTV are ineligible.

Mrs. Mimi Grotto and Ms. Sandra Whalen
May 29, 2001
Page 3


     (b)  CLTVs. The combined loan-to-value ratio ("CLTV") may not exceed
          100%.

     (c) Foreclosures and Bankruptcies. No borrower on any loan may have any foreclosures in the last 24 months and all bankruptcies must have been discharged at least 24 months ago.

     (d) Delinquencies. Loans must be current and payments on any loan may not have been (i) thirty days delinquent on more than one occasion or (ii) sixty days delinquent at any time since the origination of the loan.

     (e)  Single Property. Loans may be secured by only one property.

     (f) Manufactured Homes. Loans secured by singlewides are ineligible for insurance. Loans secured by multi-sectional manufactured homes are insurable provided the home is considered real property and the FICO Credit Score for the primary wage earner under the loan, as provided to MGIC is either greater than or equal to 575.

     (g) 1-4 Units Only. Loans may be secured by 1-4 unit residential properties only. Eligible property types include single-family detached and attached (including condominiums, PUDs, and cooperative housing).

     (h) Multiple Loans to Same Borrower. No more than two loans will be insured with the same borrower (irrespective of other borrowers on either loan).

     (i) Adjustable Rate Mortgages. Any loan that contains potential or scheduled negative amortization is not eligible.

     (j) Credit Grade. Lender Credit Grades below B are ineligible for coverage.

     (k)  Debt Ratio. Total debt ratio may not exceed 55%.

     (i) Section 32 (HOEPA) loans. The loan cannot be a loan which would be required to comply with Section 226.32 of the federal truth-in lending regulation (commonly referred to as a "HOEPA loan").

9. Master Policy. All insurance coverage issued hereunder shall be subject to the terms and conditions of the MGIC Mortgage Guaranty Master Policy and applicable endorsements.

10. Underwriting. MGIC will be entitled to rely upon the Insured/Originator to determine individual loan acceptability based on the Eligibility Criteria set forth above and normal underwriting practices. MGIC will require the Insured to represent and warrant to MGIC that all of the loans to be insured hereunder meet the loan Eligibility Criteria set forth in Section 8 above.

Mrs. Mimi Grotto and Ms. Sandra Whalen
May 29, 2001
Page 4


11. Final Tape. A final data tape of insurable loans that meet the insurance Eligibility Criteria set forth above should be provided to MGIC at least 7 days prior to issuance of coverage by MGIC.

12. Accuracy of Information on Final Tape. The Insured acknowledges and agrees that (a) the mortgage loan information contained on the final tape provided to MGIC prior to issuance of coverage is material to MGIC's decision as to whether to issue such coverage, and (b) MGIC is relying on such information in issuing such coverage. The insured represents and warrants to MGIC that all mortgage loan information relevant to MGIC's insurance decision and contained on the final tape provided to MGIC prior to issuance of coverage is true, correct, and accurate.

13. Filings. The issuance of coverage hereunder is conditioned upon approval by the Department of Insurance in the domicile of the master policyholder of (a) MGIC's premium rate filing and (b) MGIC's Master Policy & Endorsements.

Mrs. Mimi Grotto and Ms. Sandra Whalen
May 29, 2001
Page 5


This pricing offer is available for 30 days subsequent to the date of this letter subject to the terms highlighted here. Please call me to discuss any terms or conditions highlighted here.

We look forward to working with you.

Sincerely,

Bernhard W. Verhoeven
Vice President
Risk Management

Attachment

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Credit Suisse First Boston

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Bank One National Association, in its capacity as Trustee for CSFB Mortgage-Backed Pass-Through Certificates Series 2001-11

BANK ONE NATIONAL ASSOCIATION, AS TRUSTEE FOR CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES SERIES 2001-11

By:      _____________________________________

Name:    _____________________________________

Title:   _____________________________________

Date:    _____________________________________

Mrs. Mimi Grotto and Ms. Sandra Whalen
May 29, 2001
Page 6

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Credit Suisse First Boston:

Credit Suisse First Boston

By:  _________________________________

Name:  ______________________________

Title:  _______________________________

Date:  _______________________________

This pricing offer is available for 30 days subsequent to the date of this letter subject to the terms highlighted here. Please call me to discuss any terms or conditions highlighted here.

We look forward to working with you.

Sincerely,

Bernhard W. Verhoeven
Vice President
Risk Management

Attachment

The foregoing terms, conditions and provisions are hereby accepted, acknowledged and agreed to by Bank One National Association, in its capacity as Trustee for CSFB Mortgage-Backed Pass-Through Certificates Series 2001-11.

BANK ONE NATIONAL ASSOCIATION, AS TRUSTEE FOR CSFB MORTGAGE-BACKED PASS THROUGH CERTIFICATES SERIES 2001-11

By: __________________________________

Name:________________________________

Title:  ________________________________

Date:  ________________________________

Morgan Guaranty Insurance Corporation                                     MGIC



CSFB - Group 3

                  Attachment A
                  ------------

                    2783675
                    2261015
                    2736856
                    2898336
                    2638937
                    2685818
                    2609160
                    2261555
                    2439058
                    2439032
                    2788994
                    2831852
                    2398915
                    2730286